Exhibit 10.1

EXECUTION VERSION

LIMITED LIABILITY COMPANY AGREEMENT

OF

ALEXANDER & BALDWIN INVESTMENTS, LLC

a Delaware limited liability company

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS AND IS IN COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

dated as of November 8, 2017

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ii

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LIMITED LIABILITY COMPANY AGREEMENT

OF

ALEXANDER & BALDWIN INVESTMENTS, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT OF ALEXANDER & BALDWIN INVESTMENTS, LLC, a Delaware limited liability company, dated as of November 8, 2017, is entered into by and among Alexander & Baldwin, Inc., a Hawaii corporation, and each of the other Persons hereafter admitted as a Member (each as defined below).

WHEREAS, on the date hereof, the Company converted from a Hawaii corporation to a Delaware limited liability company in accordance with Section 414-271 of the Hawaii Business Corporation Act and Section 18-214 of the Act (the “Conversion”);

WHEREAS, at the Conversion Effective Time, the Certificate (as defined below) filed with the Secretary of State shall become effective; and

WHEREAS, in connection with the Conversion, Parent, as sole member of the Company, upon the Conversion Effective Time, desires to enter into this Agreement immediately upon the Conversion Effective Time on the terms set forth herein, to govern the affairs of the Company and the conduct of its business from and after the Conversion Effective Time.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:

“Act” means the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time, and any successor to such statute.

“Actions” has the meaning set forth in Section 7.7A hereof.

“Additional Funds” has the meaning set forth in Section 4.3.A hereof.

“Additional Member” means each Person who is admitted to the Company as a Member pursuant to the Act and Section 12.2 hereof, who is shown as such on the books and records of the Company, and who has not ceased to be a Member pursuant to the Act and this Agreement.

“Adjusted Available Cash” means, as of any date of determination, the sum of Available Cash and REIT Available Cash.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i) decrease such deficit by any amounts that such Member is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Member’s Membership Interest or that such Member is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii) increase such deficit by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjustment Factor” means 1.0; provided, however, that in the event that:

(i) the Parent (a) declares or pays a dividend on its outstanding REIT Shares wholly or partly in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares wholly or partly in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, then, in each such case, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor then in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the Company Record Date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the Company Record Date for such dividend, distribution, split, subdivision, reverse split or combination;

(ii) the Parent distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares, or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares (other than REIT Shares issuable pursuant to a Qualified DRIP), at a price per share less than the Value of a REIT Share on the Company Record Date for such distribution (each a “Distributed Right”), then, as of the distribution date of such Distributed Rights or, if later, the time such Distributed Rights become exercisable, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor then in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the Company Record Date, plus a fraction, (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights, multiplied by the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the Company Record Date; provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactively to the date of distribution (or, if later, the time the Distributed Rights become exercisable) of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and

(iii) the Parent shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in clauses (i) or (ii) above), which evidences of indebtedness or assets relate to assets not received by the Manager and/or Parent pursuant to a pro rata distribution by the Company, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor in effect immediately prior to the close of business as of the record date fixed for the determination of stockholders entitled to receive such distribution by a fraction, (a) the numerator of which shall be such Value of a REIT Share on such record date and (b) the denominator of which shall be the Value of a REIT Share as of such record date, less the then fair market value (as determined by the Manager, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one (1) REIT Share.

Notwithstanding the foregoing, if any of the events in clauses (i), (ii) or (iii) above occur, no adjustments will be made to the Adjustment Factor for any class or series of Membership Interests to the extent that the Company concurrently makes or effects a correlative distribution or payment to all of the Members holding Membership Interests of such class or series, or effects a correlative split, subdivision, reverse split or combination in respect of the Membership Interests of such class or series. If the Parent effects a dividend that allows holders of REIT Shares to elect to receive cash or additional REIT Shares, the Company may effect a correlative distribution by distributing to all Members holding Membership Interests of such class or series a combination of cash and additional Membership Interests in the same ratio as the ratio of cash and REIT Shares paid by the Parent, without offering Members an opportunity to elect to receive cash or additional Membership Interests. Any adjustments to the Adjustment Factor shall become effective immediately after such event and retroactive to the Company Record Date, if any, for such event. For illustrative purposes, examples of adjustments to the Adjustment Factor are set forth on Exhibit A attached hereto.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Affiliated REIT” means the Parent and any Affiliate of the Parent that has elected to be subject to tax as a REIT under the Code.

“Agreement” means this Limited Liability Company Agreement of Alexander & Baldwin Investments, LLC, as now or hereafter amended, restated, modified, supplemented or replaced.

“Applicable Percentage” has the meaning set forth in Section 15.1.B hereof.

“Assignee” means a Person to whom a Membership Interest has been Transferred but who has not become a Substituted Member, and who has the rights set forth in Section 11.5 hereof.

“Available Cash” means, with respect to any period for which such calculation is being made,

(i) the sum, without duplication, of:

(1) the Company’s Net Income or Net Loss (as the case may be) for such period,

(2) Depreciation and all other non-cash charges to the extent deducted in determining Net Income or Net Loss for such period,

(3) the amount of any reduction in reserves of the Company established by the Manager (including, without limitation, reductions resulting because the Manager determines such amounts are no longer necessary),

(4) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Company property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period, and

(5) all other cash received (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Company for such period that was not included in determining Net Income or Net Loss for such period;

(ii) less the sum, without duplication, of:

(1) all principal debt payments made during such period by the Company,

(2) capital expenditures made by the Company during such period,

(3) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(1) or clause (ii)(2) above,

(4) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),

(5) any amount included in determining Net Income or Net Loss for such period that was not received by the Company during such period,

(6) the amount of any increase in reserves (including, without limitation, working capital reserves) established by the Manager during such period, and

(7) any amount distributed or paid in redemption of any Member’s Membership Interest or Units, including, without limitation, any Cash Amount paid.

Notwithstanding the foregoing, Available Cash shall not include (a) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding-up of the Company or (b) any Capital Contributions, whenever received or any payments, expenditures or investments made with such Capital Contributions.

“BBA Rules” means Subchapter C of Chapter 63 of the Code (Sections 6221 et seq.), as enacted by the Bipartisan Budget Act of 2015, and any Regulations or other guidance promulgated thereunder, and any similar state or local legislation, regulations or guidance.

“Board of Directors” means the Board of Directors of the Parent.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Honolulu, Hawaii are authorized or required by law to close.

“Capital Account” means, with respect to any Member, the Capital Account maintained by the Manager for such Member on the Company’s books and records in accordance with the following provisions:

(i) to each Member’s Capital Account, there shall be added such Member’s Capital Contributions, such Member’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.3 hereof, and the amount of any Company liabilities assumed by such Member or that are secured by any property distributed to such Member.

(ii) from each Member’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.3 hereof, and the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company (except to the extent already reflected in the amount of such Member’s Capital Contribution).

(iii) in the event any interest in the Company is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Member’s Capital Account of the transferor to the extent that it relates to the Transferred interest.

(iv) in determining the amount of any liability for purposes of clauses (i) and (ii) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Regulations.

(v) the provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Regulations promulgated under Code Section 704, and shall be interpreted and applied in a manner consistent with such Regulations. The Manager may modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, provided that the Manager determines that such modification is not reasonably likely to have a material effect on the amounts distributable to any Member without such Person’s consent. The

Manager also may (i) make any adjustments to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or 1.704-2; provided, however, that the Manager determines that such changes are not reasonably likely to materially reduce amounts otherwise distributable to the Member as current cash distributions or as distributions on termination of the Company.

“Capital Contribution” means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Contributed Property that such Member contributes to the Company or is deemed to contribute pursuant to Article 4 hereof.

“Capital Share” means a share of any class or series of stock of the Parent now or hereafter authorized, other than a REIT Share.

“Cash Amount” means an amount of cash equal to the product of (i) the Value of a REIT Share and (ii) the REIT Shares Amount determined as of the applicable Valuation Date.

“Certificate” means the certificate of formation of the Company filed with the Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

“Charity” means an entity described in Code Section 501(c)(3), or any trust all the beneficiaries of which are such entities.

“Charter” means the articles of incorporation of the Parent, within the meaning of Section 414-3 of the Hawaii Business Corporation Act.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific Code Section or sections shall be deemed to include a reference to any corresponding provision of future law.

“Common Unit” means a fractional share of the Membership Interests of all Members issued pursuant to Sections 4.1 and 4.2 hereof, but does not include any Preferred Unit or any other Unit specified in a Unit Designation as being other than a Common Unit.

“Company” means Alexander & Baldwin Investments, LLC, the limited liability company formed and continued under the Act and pursuant to this Agreement, and any successor thereto.

“Company Employee” means an employee of the Company or an employee of a Subsidiary of the Company, if any.

“Company Minimum Gain” means “partnership minimum gain” as defined in Regulations Section 1.704-2(b)(2), and the amount of Company Minimum Gain, as well as any net increase or decrease in Company Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

“Company Record Date” means the record date established by the Manager for the purpose of determining the Members entitled to notice of or to vote at any meeting of Members or to consent to any matter, or to receive any distribution or the allotment of any other rights, or in order to make a determination of Members for any other proper purpose, which, in the case of a record date fixed for the determination of Members entitled to receive any distribution, shall (unless otherwise determined by the Manager) generally be the same as the record date established by the Parent for a distribution to holders of REIT Shares of some or all of its portion of such distribution.

“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Member given in accordance with Article 14 hereof.

“Consent of the Members” means the Consent of a Majority in Interest of the Members, which Consent shall be obtained before the taking of any action for which such consent is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by the Members in their discretion.

“Consent of the Non-Managing Members” means the Consent of a Majority in Interest of the Non-Managing Members, which Consent shall be obtained before the taking of any action for which such consent is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by such Non-Managing Members in their discretion.

“Contributed Property” means each Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Company (or deemed contributed by the Company to a “new” partnership pursuant to Code Section 708).

“Controlled Entity” means, as to any Person, (i) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person’s Family Members or Affiliates, (ii) any trust, whether or not revocable, of which such Person or such Person’s Family Members or Affiliates are the sole beneficiaries, (iii) any partnership of which such Person and/or Affiliates of such Person serve as, or have the right to appoint or designate at least a majority of, the managing partner(s) or general partner(s) and in which such Person and/or such Person’s Family Members or Affiliates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits and (iv) any limited liability company of which such Person and/or Affiliates of such Person serve as, or have the right to appoint or designate at least a majority of, the manager(s) or managing member(s) and in which such Person and/or such Person’s Family Members or Affiliates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits.

“Conversion” has the meaning set forth in the Recitals.

“Conversion Effective Time” means the date and time at which the Conversion becomes effective under the Act and the Hawaii Business Corporation Act.

“Cut-Off Date” means the fifth (5th) Business Day after the Manager’s receipt of a Notice of Redemption.

“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

“Declination” has the meaning set forth in Section 15.1.A hereof.

“Delaware Courts” has the meaning set forth in Section 15.9B hereof.

“Depreciation” means, for each Fiscal Year or other applicable period, an amount equal to the US. federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for U.S. federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Manager.

“Distributed Right” has the meaning set forth in the definition of “Adjustment Factor.”

“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Company or the Parent.

“Equivalent Units” means, with respect to any class or series of Capital Shares, Units with preferences, conversion and other rights (other than voting rights), restrictions, rights and limitations as to dividends and other distributions, qualifications and terms and conditions of redemption that are substantially the same as (or correspond to) the preferences, conversion and other rights, restrictions, limitations as to dividends, distributions, qualifications and terms and conditions of redemption of such Capital Shares as appropriate to reflect the relative rights and preferences of such Capital Shares as to the REIT Shares and the other classes and series of Capital Shares as such Equivalent Units would have as to Common Units and the other classes and series of Units corresponding to the other classes of Capital Shares, but not as to matters such as voting for members of the Board of Directors that are not applicable to the Company. For the avoidance of doubt, the voting rights, redemption rights and rights to Transfer Equivalent Units need not be similar to the rights of the corresponding class or series of Capital Shares, provided, however, with respect to redemption rights, the terms of Equivalent Units must be such so that the Company complies with Section 4.7.B hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Excess Units” means Tendered Units, the issuance of REIT Shares in exchange for which would result in a violation of the Ownership Limit.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Property” means any asset now or hereafter held directly by the Parent or any direct or indirect wholly owned Subsidiary of the Parent (other than the assets of the Company, including the equity of any direct or indirect wholly owned Subsidiary of the Company and Membership Interests in the Company), in each case, to the extent such asset has not theretofore been contributed to the Company.

“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and inter vivos or testamentary trusts of which only such Person and his or her spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“final adjustment” has the meaning set forth in Section 10.3E hereof.

“Fiscal Year” means the fiscal year of the Company, which shall be the calendar year unless otherwise determined by the Manager.

“Funding Debt” means any Debt incurred by or on behalf of the Manager or the Parent for the purpose of providing funds to the Company.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:

(i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset as determined by the Manager using such reasonable method of valuation as it may adopt.

(ii) The Gross Asset Values of all Company assets immediately prior to the occurrence of any event described below shall be adjusted to equal their respective gross fair market values, as determined by the Manager using such reasonable method of valuation as it may adopt, as of the following times:

(1) the acquisition of an additional interest in the Company (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the Manager pursuant to Section 4.2 hereof) by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Manager reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(2) the acquisition of an additional interest (other than a de minimis interest) by a new or existing Member in consideration for the provision of services to or for the benefit of the Company as described in Regulations Section 1.704-1(b)(2)(iv)(f)(5)(iii);

(3) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company if the Manager reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(4) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

(5) upon the admission of a successor Manager pursuant to Section 12.1 hereof; and

(6) at such other times as the Manager shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

(iii) The Gross Asset Value of any Company asset distributed to a Member shall be the gross fair market value of such asset on the date of distribution as determined by the Manager using such reasonable method of valuation as it may adopt.

(iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (iv) to the extent that the Manager reasonably determines that an adjustment pursuant to subsection (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (iv).

(v) If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subsection (i), subsection (ii) or subsection (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

“Holder” means either (a) a Member or (b) an Assignee that owns a Unit.

“Imputed Underpayment Amount” has the meaning set forth in Section 10.3E hereof.

“Incapacity” or “Incapacitated” means, (i) as to any Member who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Member incompetent to manage his or her person or his or her estate; (ii) as to any Member that is a corporation or limited liability company, the filing of a certificate of dissolution, or certificate of cancellation, or their equivalent, for the corporation or LLC or the revocation of its charter or certificate of formation; (iii) as to any Member that is a partnership, the dissolution and commencement of winding-up of the partnership; (iv) as to any Member that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Company; (v) as to any trustee of a trust that is a Member, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Member, the bankruptcy of such Member. For purposes of this definition, bankruptcy of a Member shall be deemed to have occurred when (a) the Member commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Member under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Member is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Member, (c) the Member executes and delivers a general assignment for the benefit of the

Member’s creditors, (d) the Member files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding of the nature described in clause (b) above, (e) the Member seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Member or for all or any substantial part of the Member’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Member’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.

“Indemnitee” means (i) any Person made, or threatened to be made, a party to a proceeding by reason of its status as, or its actions, or inactions in its capacity as (A) the Manager or the Parent or (B) a director or officer of the Manager or the Parent or an officer of the Company and (ii) such other Persons (including Affiliates, employees or agents of the Manager, the Parent or the Company) as the Manager may designate from time to time (whether before or after the event giving rise to potential liability).

“IRS” means the United States Internal Revenue Service.

“judicial review” has the meaning set forth in Section 10.3E hereof.

“Lead Tendering Party” has the meaning set forth in Section 15.1.H(3)(b) hereof.

“Liquidating Event” has the meaning set forth in Section 13.1 hereof.

“Liquidator” has the meaning set forth in Section 13.2.A hereof.

“Majority in Interest of the Members” means, with respect to any matter, such Members (including the Manager, the Parent and any Controlled Entity of either of them) holding more than fifty percent (50%) of all outstanding Common Units held by all Members (including the Manager, the Parent and any Controlled Entity of either of them).

“Majority in Interest of the Non-Managing Members” means, with respect to any matter, such Non-Managing Members holding more than fifty percent (50%) of all outstanding Common Units held by all Non-Managing Members.

“Manager” has the meaning set forth in Section 7.1A hereof.

“Management Group” means the Manager, the Parent and any Person that is a direct or indirect wholly owned Subsidiary of the Parent.

“Member” means, as of any date, the Parent, the Manager and any other Person that has, on or prior to such date, been admitted to the Company as a Member pursuant to the Act and this Agreement, including any Substituted Member or Additional Member, each shown as such in the books and records of the Company, in each case, that has not ceased to be a Member of the Company pursuant to the Act and this Agreement as of such date, in such Person’s capacity as a Member of the Company.

“Member Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Debt” means “partner nonrecourse debt” as defined in Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Deductions” means “partner nonrecourse deductions” as defined in Regulations Section 1.704-2(i)(1), and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(1).

“Membership Interest” means an ownership interest in the Company held by a Member (including the Manager) and includes any and all benefits to which the holder of such a Membership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Membership Interests; however, notwithstanding that the Manager, the Parent and any other Member may have different rights and privileges as specified in this Agreement (including differences in rights and privileges with respect to their Membership Interests), the Membership Interest held by the Manager, the Parent or any other Member and designated as being of a particular class or series shall not be deemed to be a separate class or series of Membership Interest from a Membership Interest having the same designation as to class and series that is held by any other Member solely because such Membership Interest is held by the Manager, the Parent or any other Member having different rights and privileges as specified under this Agreement. A Membership Interest may be expressed as a number of Common Units, Preferred Units or other Units.

“Net Income” or “Net Loss” means, for each Fiscal Year of the Company, an amount equal to the Company’s taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(i) any income of the Company that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

(ii) any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

(iii) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (ii) or subsection (iii) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(iv) gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(v) in lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

(vi) to the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(vii) notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”

“Net Proceeds” has the meaning set forth in Section 15.1.H(2) hereof.

“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities that entitle the holder thereof to subscribe for or purchase, convert such securities into or exchange such securities for, REIT Shares or Preferred Shares, excluding Preferred Shares and grants under the Equity Plans, or (ii) any Debt issued by the Parent that provides any of the rights described in clause (i) above.

“Non-Managing Member” means, as of any date, any Person (other than a member of the Management Group) that has, on or prior to such date, been admitted to the Company as a Member pursuant to the Act and this Agreement, including any Substituted Member or Additional Member, each shown as such in the books and records of the Company, in each case, that has not ceased to be a Member of the Company pursuant to the Act and this Agreement as of such date, in such Person’s capacity as a Member of the Company.

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).

“Notice of Redemption” means a Notice of Redemption substantially in the form of Exhibit B attached to this Agreement.

“Offered Shares” has the meaning set forth in Section 15.1.H(1)(a) hereof

“Offering Units” has the meaning set forth in Section 15.1.H(1)(a) hereof.

“Optionee” means a Person to whom a stock option is granted under any Equity Plan.

“Ownership Limit” means the restrictions on ownership and transfer of stock of the Parent imposed under the Charter.

“Parent” means Alexander & Baldwin, Inc., a Hawaii corporation, or any successor or assign thereto.

“Partnership Representative” has the meaning set forth in Section 10.3A hereof.

“Percentage Interest” means, with respect to each Member, as to any class or series of Membership Interests, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Units of such class or series held by such Member and the denominator of which is the total number of Units of such class or series held by all Members. If not otherwise specified, “Percentage Interest” shall be deemed to refer to Common Units.

“Permitted Lender Transferee” has the meaning set forth in the definition of Permitted Transferee.

“Permitted Transfer” means (i) a Transfer by a Member of all or part of its Membership Interest to any Family Member, Controlled Entity or Affiliate of such Member, or to a Charity, or (ii) a Pledge and any Transfer of a Membership Interest to a Permitted Transferee pursuant to the exercise of remedies under a Pledge.

“Permitted Transferee” means (i) any lender or lenders secured by a Pledge, or agents acting on their behalf, to whom any Membership Interest is transferred pursuant to the exercise of remedies under a Pledge and any special purpose entities owned and used by such lenders or agents for the purpose of holding any such Membership Interest (each, a “Permitted Lender Transferee”), and (ii) any Person, including any Third-Party Pledge Transferee designated by any lender or lenders secured by a Pledge, or agents acting on their behalf, to whom a Membership Interest is transferred pursuant to the exercise of remedies under a Pledge, whether before or after one or more Permitted Lender Transferees take title to such Membership Interest.

“Person” means any individual or any corporation, company, trust, unincorporated organization, association, limited liability company or other entity.

“Pledge” means a pledge by a Member of all or any portion of its Membership Interest to one or more banks or lending institutions, or agents acting on their behalf, which are not Affiliates of such Member, as collateral or security for a bona fide loan or other extension of credit.

“Preferred Share” means a share of stock of the Parent now or hereafter authorized, designated or reclassified that has dividend rights, or rights upon liquidation, winding-up and dissolution, that are superior or prior to the REIT Shares.

“Preferred Unit” means a fractional share of the Membership Interests of a particular class or series that the Manager has authorized pursuant to Section 4.1, Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding-up and dissolution, that are superior or prior to the Common Units.

“Pricing Agreements” has the meaning set forth in Section 15.1.H(3)(b) hereof.

“Properties” means any assets and property of the Company such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, easements and rights of way, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Company may hold from time to time and “Property” means any one such asset or property.

“Publicly Traded” means having common equity securities listed or admitted to trading on any U.S. national securities exchange.

“QRS” means a “qualified REIT subsidiary” within the meaning of Code Section 856(i)(2).

“Qualified DRIP” means a dividend reinvestment plan of the Parent that permits participants to acquire REIT Shares using the proceeds of dividends paid by the Parent; provided, however, that if such shares are offered at a discount, such discount must (i) be designed to pass along to the stockholders of the Parent the savings enjoyed by the Parent in connection with the avoidance of stock issuance costs, and (ii) not exceed five percent (5%) of the value of a REIT Share as computed under the terms of such dividend reinvestment plan.

“Qualified Transferee” means an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act.

“Qualifying Party” means (a) a Member, (b) an Additional Member, (c) a Substituted Member, (d) an Assignee who is the transferee of a Member’s Membership Interest in a Permitted Transfer or (e) a Person, including a lending institution as the pledgee of a Pledge, who is the transferee of a Member’s Membership Interest in a Permitted Transfer; provided, however, that a Qualifying Party shall not include the Manager or the Parent.

“Redemption” has the meaning set forth in Section 15.1.A hereof.

“Register” has the meaning set forth in Section 4.1 hereof.

“Regulations” means the income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” has the meaning set forth in Section 6.3B(viii) hereof.

“REIT” means a real estate investment trust within the meaning of Code Sections 856 through 860.

“REIT Available Cash” means, as of any date of determination, all amounts which would be available for distribution to the holders of REIT Shares (calculated in a manner substantially similar to the manner in which the Company calculates Available Cash and without regard to any distributions from the Company to be made, or which have been made, to the Parent hereunder and without regard to any restriction on distribution imposed on the Parent by any third party).

“REIT Group” means the Parent and its Subsidiaries.

“REIT Member” means (a) the Parent or any Affiliate of the Parent to the extent such Person has in place an election to be subject to tax as a REIT and (b) any QRS or other disregarded entity of any such Person referenced in clause (a) above.

“REIT Payment” has the meaning set forth in Section 15.12 hereof.

“REIT Requirements” means the requirements for qualifying as a REIT under the Code and the Regulations.

“REIT Share” means a share of common stock of the Parent, without par value (but shall not include any additional series or class of the Parent’s common stock created after the date of this Agreement or any share of the Parent’s preferred stock).

“REIT Shares Amount” means a number of REIT Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor; provided, however, that, in the event that the Parent issues to all holders of REIT Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling such holders of REIT Shares to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the applicable Notice of Redemption and ending on the day immediately preceding the corresponding Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, as a number of REIT Shares determined by the Manager.

“Related Party” means, with respect to any Person, any other Person to whom ownership of shares of the Parent’s stock would be attributed by the first such Person under Code Section 544 (as modified by Code Section 856(h)(1)(B)).

“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”

“SEC” means the Securities and Exchange Commission.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Single Funding Notice” has the meaning set forth in Section 15.1.H(1)(b) hereof.

“Special Redemption” has the meaning set forth in Section 15.1.A hereof.

“Specified Redemption Date” means the tenth (10th) Business Day after the receipt by the Manager of a Notice of Redemption; provided, however, that no Specified Redemption Date with respect to any Common Units shall occur during the Twelve-Month Period applicable to such Common Units (except pursuant to a Special Redemption); and provided, further, that, if the Manager and the Parent elect a Stock Offering Funding pursuant to Section 15.1.H hereof with respect to a Redemption, the Specified Redemption Date for such Redemption shall be deferred until the next Business Day following the date of the closing of the Stock Offering Funding.

“Specified Units” means with respect to each Excluded Property, the number of Common Units and/or Preferred Units (as the case may be) which would have been issued to the Parent, pursuant to Section 4.3.B and Section 4.2 hereof, if the Parent had contributed such Excluded Property to the Company on the date that such asset was acquired by the Parent or a wholly owned Subsidiary of the Parent, in exchange for Units equal in value to the fair market value of such Excluded Property as of such date.

“Stock Offering Funding” has the meaning set forth in Section 15.1.H(1)(a) hereof

“Subsidiary” means, with respect to any Person, any corporation or other entity of which (A) a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests are owned, directly or indirectly, by such Person or (B) such Person serves as, or has the right to designate, a majority of the directors or the sole general partner, managing member or trustee or otherwise has the right to direct the management and control of such corporation or other entity’s business and affairs.

“Substituted Member” means a Person who is admitted as a Member to the Company pursuant to Section 11.4 hereof.

“Successor Shares Amount” has the meaning set forth in Section 11.7C hereof.

“Surviving Company” has the meaning set forth in Section 11.7C hereof.

“tax audit” has the meaning set forth in Section 10.3E hereof.

“Tax Items” has the meaning set forth in Section 6.4.A hereof.

“Tax Matters Member” has the meaning set forth in Section 10.3A hereof.

“TEFRA Rules” means Subchapter C of Chapter 63 of the Code (Section 6221 et seq.) as in effect for any period to which the BBA Rules do not apply, and any Regulations or other guidance issued thereunder, and any similar state or local legislation, regulations or guidance.

“Tendered Units” has the meaning set forth in Section 15.1.A hereof.

“Tendering Party” has the meaning set forth in Section 15.1.A hereof.

“Termination Transaction” means any direct or indirect Transfer of all or any portion of the Parent’s Membership Interest in connection with, or upon the occurrence of, (a) a merger, consolidation or other combination involving the Parent, on the one hand, and any other Person, on the other hand, in which the Parent shall not be the Surviving Company (b) a sale, lease, exchange or other transfer of all or substantially all of the assets of the Parent not in the ordinary course of its business, whether in a single transaction or a series of related transactions, (c) a reclassification, recapitalization or change of the outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a stock split, stock dividend or similar subdivision), (d) the adoption of any plan of liquidation or dissolution of the Parent, or (e) a direct or indirect Transfer of all or any portion of the Parent’s Membership Interest, other than a Transfer effected in accordance with Section 11.2.A hereof.

“Third-Party Pledge Transferee” means a Qualified Transferee, other than a Permitted Lender Transferee, that acquires a Membership Interest pursuant to the exercise of remedies by Permitted Lender Transferees under a Pledge and that agrees to be bound by the terms and conditions of this Agreement.

“Transaction Consideration” has the meaning set forth in Section 11.7B hereof.

“Transfer” means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), Pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article 11 and Section 13.7 hereof, “Transfer” does not include (a) any Redemption of Common Units by the Company, or acquisition of Tendered Units by the Parent, pursuant to Section 15.1 hereof, or (b) any redemption of Units pursuant to any Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.

“Twelve-Month Period” means, as to any Membership Interest, a twelve-month (12) period ending on the day before the first (1st) anniversary of a Qualifying Party’s first becoming a Holder of such Membership Interest; provided, however, that the Manager may, by written agreement with a Qualifying Party, shorten or lengthen the Twelve-Month Period with respect to such Qualifying Party to a period that is shorter or longer than twelve (12) months with respect to such Qualifying Party.

“Unit” means a Common Unit, a Preferred Unit or any other fractional share of the Membership Interests that the Manager has authorized pursuant to Section 4.1, Section 4.2 or Section 4.3 hereof.

“Unit Designation” has the meaning set forth in Section 4.2A hereof.

“Valuation Date” means the date of receipt by the Manager of a Notice of Redemption pursuant to Section 15.1 hereof, or such other date as specified herein, or, if such date is not a Business Day, the immediately preceding Business Day.

“Value” means, on any Valuation Date with respect to a REIT Share, the average of the daily Market Prices for ten (10) consecutive trading days immediately preceding the Valuation Date (except that the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Equity Plans shall be substituted for such average of daily Market Prices for purposes of Section 4.4 hereof). The term “Market Price” on any date means, with respect to any class or series of outstanding REIT Shares, the last sale price for such REIT Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT Shares, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange or, if such REIT Shares are not listed or admitted to trading on The New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such REIT Shares are listed or admitted to trading or, if such REIT Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such REIT Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Shares selected by the Manager or, in the event that no trading price is available for such REIT Shares, the fair market value of the REIT Shares, as determined in good faith by the Manager. In the event that the REIT Shares Amount includes Rights (as defined in the definition of “REIT Shares Amount”) that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the Manager acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Withdrawing Member” has the meaning set forth in Section 15.1.H(3)(c) hereof.

ARTICLE 2

ORGANIZATIONAL MATTERS

Section 2.1 Formation. The Company became a limited liability company at the Conversion Effective Time pursuant to the provisions of the Act and the Hawaii Business Corporation Act. The rights and obligations of the Members and the administration of the business and affairs and termination of the Company shall be governed by this Agreement, any provisions of the Act consistent with the terms hereof and any other provisions of the Act that may not be waived by the Members. The Membership Interests of each Member shall be personal property for all purposes.

Section 2.2 Name. The name of the Company is “Alexander & Baldwin Investments, LLC.” The Company’s business may be conducted under any other name or names deemed advisable by the Manager. The words “Limited Liability Company,” “L.L.C.,” “LLC,” or similar words or letters shall be included in the Company’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The Manager may change the name of the Company at any time and from time to time without the consent of any Member.

Section 2.3 Registered Office and Resident Agent. The Company shall maintain a registered office in the State of Delaware at 1675 South State Street, Suite B, Dover, Delaware 19901, or at such other place within the State of Delaware as the Manager may designate from time to time, and the name of the Company’s registered agent in the State of Delaware for service of process and other notices and documents that may be served on the Company is Capitol Services, Inc. The Company may maintain such additional offices at such other place or places within or outside the State of Delaware as the Manager may determine from time to time.

Section 2.4 Power of Attorney.

A. Each Member and Assignee hereby irrevocably constitutes and appoints the Manager, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

(1) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the Manager or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (b) all instruments that the Manager or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the Manager or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the Manager or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Company pursuant to the terms of this Agreement; (e) all instruments relating to the admission, acceptance, withdrawal, removal or substitution of any Member pursuant to the terms of this Agreement or the Capital Contribution of any Member; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Membership Interests; and

(2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments the Manager or any Liquidator determines are necessary or desirable to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Members hereunder or is consistent with the terms of this Agreement.

Nothing contained herein shall be construed as authorizing the Manager or any Liquidator to amend this Agreement except in accordance with Section 14.2 hereof or as may be otherwise expressly provided for in this Agreement.

B. The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Members and Assignees will be relying upon the power of the Manager or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Company, and it shall survive and not be affected by the subsequent Incapacity of any Member or Assignee or the Transfer of all or any portion of such Person’s Units or Membership Interests (as the case may be) and shall extend to such Person’s heirs, estate, successors, assigns and personal representatives. Each such Member and Assignee hereby agrees to be bound by any representation made by the Manager or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Member and Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Manager or the Liquidator, taken in good faith under such power of attorney. Each Member and Assignee shall execute and deliver to the Manager or the Liquidator, within fifteen (15) days after receipt of the Manager’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the Manager or the Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Company.

Section 2.5 Term. The term of the Company commenced at the Conversion Effective Time and shall continue indefinitely unless the Company is dissolved sooner pursuant to the provisions of Article 13 hereof.

ARTICLE 3

PURPOSE

Section 3.1 Purpose and Business. The purpose and nature of the Company is to conduct any business, enterprise or activity permitted by or under the Act, including, but not limited to, the following: (i) to conduct the business of ownership, construction, reconstruction, development, redevelopment, alteration, improvement, maintenance, operation, sale, leasing, transfer, encumbrance, conveyance and exchange of the Properties, whether directly or through one or more partnerships, joint ventures, Subsidiaries, business trusts, limited liability companies or similar arrangements, (ii) to acquire and invest in any securities and/or loans, (iii) to enter into any partnership, joint venture, business trust arrangement, limited liability company or other similar arrangement to engage in any business permitted by or under the Act, or to own interests in any entity engaged in any business permitted by or under the Act, (iv) to conduct the business of providing property and asset management and brokerage services, whether directly or through one or more partnerships, joint ventures, Subsidiaries, business trusts, limited liability companies or similar arrangements, and (v) to do anything necessary or incidental to the foregoing. The Company shall have all powers necessary or desirable to accomplish the purposes enumerated. In connection with the foregoing, the Company shall have full power and authority to, directly or indirectly, enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, and to acquire, own, manage, improve and develop real property and lease, sell, transfer and otherwise dispose of real property.

Section 3.2 Powers. The Company shall have the power to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Company, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, to acquire, own, manage, improve and develop real property and lease, sell, transfer and otherwise dispose of real property.

Section 3.3 No State Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture and that no Member or Manager be a partner or joint venturer of any other Member or Manager for any purposes, and this Agreement may not be construed to suggest otherwise; provided, that, to the extent permitted by U.S. law, the Company will be treated as a partnership for U.S. federal, state and local income tax purposes, and the Members agree not to take any action or position inconsistent with such treatment.

Section 3.4 Limits on Member Relations. Except as otherwise provided in this Agreement, no Member (other than the Manager to the extent applicable) shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Company, its properties or any other Member. No Member, in its capacity as a Member under this Agreement, shall be responsible or liable for any indebtedness or obligation of the Company or of any other Member, nor shall the Company be responsible or liable for any indebtedness or obligation of any Member, incurred either before or after the execution and delivery of this Agreement by such Member.

Section 3.5 Representations and Warranties by the Members.

A. Each Member that is an individual (including, without limitation, each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to, and covenants with, each other Member that: (i) the consummation of the transactions contemplated by this Agreement and the performance by such Member of the obligations under this Agreement to be performed by such Member will not result in a breach or violation of, or a default under, any material agreement by which such Member or any of such Member’s property is bound, or any statute, regulation, order or other law to which such Member is subject; (ii) such Member is neither a “foreign person” within the meaning of Code Section 1445(f) nor a “foreign partner” within the meaning of Code Section 1446(e); (iii) such Member does not, and for so long as it is a Member will not, own, directly or indirectly, (a) nine and nine-tenths percent (9.9%) or more of the total combined voting power of all classes of stock entitled to vote, or nine and nine-tenths percent (9.9%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of any of (I) the Parent or any QRS or other disregarded entity of the Parent, (II) the Company or (III) any partnership, venture or limited liability company of which the Parent, any QRS or other disregarded entity of the Parent, or the Company is a Member or (b) an interest of nine and nine-tenths percent

(9.9%) or more in the assets or net profits of any tenant of any of (I) the Parent or any QRS or other disregarded entity of the Parent, (II) the Company or (III) any partnership, venture or limited liability company of which the Parent, any QRS or other disregarded entity of the Parent, or the Company is a Member; and (iv) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (ii) would be inaccurate if given by a Member, such Member (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the Manager in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the Manager to withhold, all withholdings to which such a “foreign person” or “foreign partner”, as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the Manager with respect to such withholdings, including by effecting the timely completion and delivery to the Manager of all governmental forms required in connection therewith.

B. Each Member that is not an individual (including, without limitation, each Additional Member and Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to, and covenants with, each other Member that: (i) all transactions contemplated by this Agreement and the performance by such Member of the obligations under this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its partner(s), members, committee(s), trustee(s), beneficiaries, directors and/or stockholder(s) (as the case may be) as required; (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership, limited liability company or operating agreement, trust agreement, charter or bylaws or comparable organizational documents (as the case may be), any material agreement by which such Member or any of such Member’s properties or any of its partners, members, beneficiaries, trustees or stockholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Member or any of its partners, members, trustees, beneficiaries or stockholders (as the case may be) is or are subject; (iii) such Member is neither a “foreign person” within the meaning of Code Section 1445(f) nor a “foreign partner” within the meaning of Code Section 1446(e); (iv) such Member does not, and for so long as it is a Member will not, own, directly or indirectly, (a) nine and nine-tenths percent (9.9%) or more of the total combined voting power of all classes of stock entitled to vote, or nine and nine-tenths percent (9.9%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of any of (I) the Parent or any QRS or other disregarded entity of the Parent, (II) the Company or (III) any partnership, venture or limited liability company of which the Parent, any Parent, any QRS, with respect to the Parent, or the Company is a Member, or (b) an interest of nine and nine-tenths percent (9.9%) or more in the assets or net profits of any tenant of any of (I) the Parent, or any QRS or other disregarded entity of the Parent, (II) the Company or (III) any partnership, venture or limited liability company for which the Parent, any Parent, any QRS, with respect to the Parent, or the Company is a Member; and (v) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (iii) would be inaccurate if given by a Member, such Member (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the Manager in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the Manager to withhold, all withholdings to which such a “foreign person” or “foreign partner”, as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the Manager with respect to such withholdings, including by effecting the timely completion and delivery to the Manager of all governmental forms required in connection therewith.

C. Each Member (including, without limitation, each Substituted Member, as a condition to becoming a Substituted Member) represents and warrants that it is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act, and represents, warrants and agrees that it has acquired and continues to hold its interest in the Company for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Member further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Company in what it understands to be a highly speculative and illiquid investment. Notwithstanding the foregoing, the representations and warranties contained in the first sentence of this Section 3.5.C shall not apply to any Permitted Lender Transferee, it being understood that a Permitted Lender Transferee may be subject to a legal obligation to sell, distribute or otherwise dispose of any Membership Interest acquired pursuant to the exercise of remedies under a Pledge; provided, however, that such Permitted Lender Transferee must be a Qualified Transferee.

D. The representations and warranties contained in Sections 3.5.A, 3.5.B and 3.5.C hereof shall survive the execution and delivery of this Agreement by each Member (and, in the case of an Additional Member or a Substituted Member, the admission of such Additional Member or Substituted Member as a Member in the Company) and the dissolution, liquidation and termination of the Company.

E. Each Member (including, without limitation, each Substituted Member as a condition to becoming a Substituted Member) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Company or the Parent have been made by the Company, the Parent or any Member or any employee or representative or Affiliate of the Company, the Parent or any Member, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Member shall not constitute any representation or warranty of any kind or nature, express or implied.

F. Notwithstanding the foregoing, the Manager may permit the modification of any of the representations and warranties contained in Sections 3.5.A, 3.5.B and 3.5.C above as applicable to any Person who becomes a Member after the date hereof (including, without limitation, any Additional Member or Substituted Member or any transferee of either), provided that such representations and warranties, as modified, shall be set forth in either (i) a Unit Designation applicable to the Units held by such Member or (ii) a separate writing addressed to (and in form and substance satisfactory to) the Company and the Manager.

ARTICLE 4

CAPITAL CONTRIBUTIONS

Section 4.1 Initial Issuance of Common Units; Capital Contributions of the Members. At the Conversion Effective Time, all of the issued and outstanding shares of capital stock of Alexander & Baldwin, Inc., a Hawaii corporation and the converting entity in the Conversion, are being converted into an aggregate number of Common Units as is equal to the aggregate number of issued and outstanding REIT Shares as of the Conversion Effective Time. The name and address of the initial Member, and the number and class of Units held by such Member, as of the Conversion Effective Time is set forth in the Register pursuant to this Section 4.1, as may be amended from time to time in accordance with the terms hereof. Except as provided by law or in Section 4.2, 4.3 or 10.4 hereof, the Members shall have no obligation or, except with the prior written consent of the Manager, right to make any Capital Contributions or loans to the Company. The Manager shall cause to be maintained in the principal business office of the Company, or such other place as may be determined by the Manager, the books and records of the Company, which shall include, among other things, a register containing the name, address, and number of Units of each class or series of each Member, and such other information as the Manager may deem necessary or desirable (the “Register”). The Register shall not be deemed part of this Agreement. The Manager shall from time to time update the Register as necessary to accurately reflect the information therein, including as a result of any sales, exchanges or other Transfers, or any redemptions, issuances or similar events involving Units. Any reference in this Agreement to the Register shall be deemed a reference to the Register as in effect from time to time. Subject to the terms of this Agreement, the Manager may take any action authorized hereunder in respect of the Register without any need to obtain the Consent of any other Member. No Consent of any Member shall be required to amend or update the Register. Except as may be required by applicable law, no Member shall be entitled to review, access or receive a copy of any information set forth in the Register relating to any Member other than itself.

Section 4.2 Issuances of Additional Membership Interests. Subject to the rights of any Holder of any Membership Interest set forth in a Unit Designation:

A. General. The Manager is hereby authorized to cause the Company to issue additional Membership Interests, in the form of Units, for any Company purpose, at any time or from time to time, to the Members (including the Manager and the Parent) or to other Persons, and to admit such Persons as Additional Members, for such consideration and on such terms and conditions as shall be established by the Manager, all without the Consent of any Member or any other Person. Without limiting the foregoing, the Manager is expressly authorized to cause the Company to issue Units (i) upon the conversion, redemption or exchange of any Debt, Units or other securities issued by the Company, (ii) for less than fair market value, (iii) for no consideration, (iv) in connection with any merger of any other Person into the Company, or (v) upon the contribution of property or assets to the Company. Any additional Membership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption (including, without limitation, rights that may be senior to, or otherwise entitled to preference over, existing Membership Interests) as shall be determined by the Manager, without the Consent of any Member or any other Person, and set forth in a written document thereafter attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a “Unit Designation”). Without limiting the generality of the foregoing, the Manager shall have authority to specify the allocations of items of Company income, gain, loss, deduction and credit to each such class or series of Membership Interests. Except to the extent specifically set forth in any Unit Designation, a Membership Interest of any class or series other than a Common Unit shall not entitle the holder thereof to Consent to any matter. Upon the issuance of any additional Membership Interest, the Manager shall amend the Register and the books and records of the Company as appropriate to reflect such issuance.

B. Issuances to the Parent. No additional Units shall be issued to the Parent unless (i) the additional Units are issued to all Members holding Common Units in proportion to their respective Percentage Interests in the Common Units, (ii) (a) the additional Units are (x) Common Units issued in connection with an issuance of REIT Shares, or (y) Equivalent Units (other than Common Units) issued in connection with an issuance of Preferred Shares, New Securities or other interests in the Parent (other than REIT Shares), and (b) the Parent contributes to the Company the cash proceeds or other consideration received in connection with the issuance of such REIT Shares, Preferred Shares, New Securities or other interests in the Parent, (iii) the additional Units are issued upon the conversion, redemption or exchange of Debt, Units or other securities issued by the Company, or (iv) the additional Units are issued pursuant to Section 4.3.B, Section 4.3.E, Section 4.4, Section 4.5 or Section 4.9.

C. No Preemptive Rights. Except as expressly provided in this Agreement or in any Unit Designation, no Person, including, without limitation, any Member or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Membership Interest.

Section 4.3 Additional Funds and Capital Contributions.

A. General. The Manager may, at any time and from time to time, determine that the Company requires additional funds (“Additional Funds”) for the acquisition or development of additional Properties, for the redemption of Units or for such other purposes as the Manager may determine. Additional Funds may be obtained by the Company, at the election of the Manager, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the Consent of any Member or any other Person.

B. Additional Capital Contributions. The Manager, on behalf of the Company, may obtain any Additional Funds by accepting Capital Contributions from any Members or other Persons who shall become Additional Members pursuant to Section 4.2A. In connection with any such Capital Contribution (of cash or property), the Manager is hereby authorized to cause the Company from time to time to issue additional Units (as set forth in Section 4.2 above) in consideration therefor, and the Percentage Interests of the Members (including the Manager, as applicable) shall be adjusted to reflect the issuance of such additional Units.

C. Loans by Third Parties. The Manager, on behalf of the Company, may obtain any Additional Funds by causing the Company to incur Debt to any Person (other than, except as contemplated in Section 4.3.D, the Manager or the Parent) upon such terms as the Manager determines appropriate, including making such Debt convertible, redeemable or exchangeable for Units; provided, however, that the Company shall not incur any such Debt if any Member would be personally liable for the repayment of such Debt (unless such Member otherwise agrees).

D. Manager and Parent Loans. The Manager, on behalf of the Company, may obtain any Additional Funds by causing the Company to incur Debt owed to the Manager and/or the Parent if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the Manager or the Parent, as applicable, the net proceeds of which are loaned to the Company to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Company, in the aggregate, than would be available to the Company from an unaffiliated third party, as determined by the Manager; provided, however, that the Company shall not incur any such Debt if any Member would be personally liable for the repayment of such Debt (unless such Member otherwise agrees).

E. Issuance of Securities by the Parent. The Parent shall not issue any additional REIT Shares, Preferred Shares or New Securities unless the Parent contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares, Preferred Shares or New Securities (as the case may be), and from the exercise of the rights contained in any such additional New Securities, to the Company in exchange for (x) in the case of an issuance of REIT Shares, Common Units, or (y) in the case of an issuance of Preferred Shares or New Securities, Equivalent Units; provided, however, that notwithstanding the foregoing, the Parent may issue REIT Shares, Preferred Shares or New Securities (a) pursuant to Section 4.4 or Section 15.1.B hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Preferred Shares or New Securities to all holders of REIT Shares, Preferred Shares or New Securities (as the case may be), (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion, redemption, exchange or exercise of New Securities, or (e) in connection with an acquisition of Units or a property or other asset to be owned, directly or indirectly, by the Parent. In the event of any issuance of additional REIT Shares, Preferred Shares or New Securities by the Parent, and the contribution to the Company, by the Parent, of the cash proceeds or other consideration received from such issuance, the Company shall pay (or reimburse the Parent for) the Parent’s expenses associated with such issuance, including any underwriting discounts or commissions and attorneys’ fees. In the event that the Parent issues any additional REIT Shares, Capital Shares or New Securities and contributes the cash proceeds or other consideration received from the issuance thereof to the Company, the Company is authorized to issue a number of Common Units or Equivalent Units to the Parent equal to the number of REIT Shares, Capital Shares or New Securities so issued, divided by the Adjustment Factor then in effect, in accordance with this Section 4.3.E without any further act, or Consent of any Member or any other Persons.

Section 4.4 Equity Plans.

A. Options Granted to Persons other than Company Employees. If at any time or from time to time, in connection with any Equity Plan, an option to purchase REIT Shares granted to a Person other than a Company Employee is duly exercised:

(1) the Parent, shall, as soon as practicable after such exercise, make a Capital Contribution to the Company in an amount equal to the exercise price paid to the Parent by such exercising party in connection with the exercise of such stock option; and

(2) notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4.A(1) above, the Parent shall be deemed to have contributed to the Company as a Capital Contribution an amount equal to the Value of a REIT Share as of the date of exercise, multiplied by the number of REIT Shares then being issued in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Company shall issue a number of Common Units to the Parent equal to the quotient of (a) the number of REIT Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.

B. Options Granted to Company Employees. If at any time or from time to time, in connection with any Equity Plan, an option to purchase REIT Shares granted to a Company Employee is duly exercised, the Parent shall issue to the Company Employee a number of REIT Shares equal to the number of REIT Shares for which the option is exercised (with the Parent acting in its capacity as the Manager), and the following transactions shall be deemed to have occurred:

(1) the Parent shall sell to the Company, and the Company shall purchase from the Parent, the number of REIT Shares as to which such stock option is being exercised. The purchase price per REIT Share for such sale of REIT Shares to the Company shall be the Value of a REIT Share as of the date of exercise of such stock option;

(2) the Company shall sell to the Optionee (or if the Optionee is an employee of a Subsidiary of the Company, the Company shall sell to such Subsidiary of the Company, which in turn shall sell to the Optionee), for a cash price per share equal to the Value of a REIT Share at the time of the exercise, a number of REIT Shares equal to (a) the exercise price paid to the Parent by the exercising party in connection with the exercise of such stock option, divided by (b) the Value of a REIT Share at the time of such exercise;

(3) the Company shall transfer to the Optionee (or if the Optionee is an employee of a Subsidiary of the Company, the Company shall transfer to such Subsidiary of the Company, which in turn shall transfer to the Optionee) at no additional cost, as additional compensation, a number of REIT Shares equal to the number of REIT Shares described in Section 4.4.B(1) above, less the number of REIT Shares described in Section 4.4.B(2) above; and

(4) the Parent shall, as soon as practicable after such exercise, make a Capital Contribution to the Company of an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by the Parent in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Company shall issue a number of Common Units to the Parent equal to the quotient of (a) the number of REIT Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.

C. Restricted Stock and Restricted Stock Units Granted to Company Employees. If at any time or from time to time, in connection with any Equity Plan, any REIT Shares are issued to a Company Employee (including any REIT Shares that are subject to forfeiture in the event such Company Employee terminates his or her employment by the Company or a Subsidiary of the Company) in consideration for services performed for the Company or a Subsidiary of the Company:

(1) the Parent shall issue such number of REIT Shares as are to be issued to the Company Employee in accordance with the Equity Plan;

(2) the following events will be deemed to have occurred: (a) the Parent shall be deemed to have sold such REIT Shares to the Company (or if the Company Employee is an employee or other service provider of a Subsidiary of the Company, to such Subsidiary of the Company) for a purchase price equal to the Value of such REIT Shares, (b) the Company (or such Subsidiary of the Company) shall be deemed to have delivered the REIT Shares to the Company Employee, (c) the Parent shall be deemed to have contributed the purchase price to the Company as a Capital Contribution, and (d) if the Company Employee is an employee of a Subsidiary of the Company, the Company shall be deemed to have contributed such amount to the capital of the Subsidiary of the Company; and

(3) the Company shall issue to the Parent a number of Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect, in consideration for a deemed Capital Contribution in an amount equal to (x) the number of newly issued Common Units, multiplied by (y) a fraction, the numerator of which is the Value of a REIT Share, and the denominator of which is the Adjustment Factor then in effect.

D. Restricted Stock Granted to Persons other than Company Employees. If at any time or from time to time, in connection with any Equity Plan, any REIT Shares are issued to a Person other than a Company Employee in consideration for services performed for the Parent, the Manager, the Company or a Subsidiary of the Company:

(1) the Parent shall issue such number of REIT Shares as are to be issued to such Person in accordance with the Equity Plan; and

(2) the Parent shall be deemed to have contributed the Value of such REIT Shares to the Company as a Capital Contribution, and the Company shall issue to the Parent a number of newly issued Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect.

E. Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Manager or the Parent from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Manager, the Parent, the Company or any of their Affiliates. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Manager or the Parent, amendments to this Section 4.4 may become necessary or advisable and that no Consent of any Members (other than the Manager, as applicable) shall be required to adopt any such amendments approved by the Manager.

F. Issuance of Common Units. The Company is expressly authorized to issue Common Units in the numbers specified in this Section 4.4 without any further act, or Consent of any Member or any other Persons.

Section 4.5 Dividend Reinvestment Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article 4, all amounts received by the Parent in respect of any dividend reinvestment plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Parent to effect open market purchases of REIT Shares, or (b) if the Parent elects instead to issue new REIT Shares with respect to such amounts, shall be contributed by the Parent to the Company in exchange for additional Common Units. Upon such contribution, the Company will issue to the Parent a number of Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect.

Section 4.6 No Interest; No Return. No Member shall be entitled to interest on its Capital Contribution or on such Member’s Capital Account. Except as provided herein or by law, no Member shall have any right to demand or receive the return of its Capital Contribution from the Company.

Section 4.7 Conversion, Exchange or Redemption of Preferred Shares; Redemption of REIT Shares.

A. Conversion or Exchange of Preferred Shares. If, at any time, any Preferred Shares are converted into, or exchanged for, REIT Shares or Capital Shares, in whole or in part, then an equal number of Equivalent Units held by the Parent that correspond to the class or series of Preferred Shares so converted or exchanged shall automatically be converted into (i) in the case of a conversion into, or exchange for, REIT Shares, a number of Common Units equal to the quotient of (A) the number of REIT Shares issued upon such conversion or exchange, divided by (B) the Adjustment Factor then in effect, and (ii) in the case of a conversion into, or exchange for, Capital Shares, a number of Equivalent Units equal to the number of Capital Shares issued upon such conversion or exchange.

B. Redemption of Preferred Shares. If, at any time, any Preferred Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, automatically or by means of another arrangement) by the Parent for cash, then, immediately prior to such redemption of Preferred Shares, the Company shall redeem an equal number of Equivalent Units held by the Parent that correspond to the class or series of Preferred Shares so redeemed, repurchased or acquired upon the same terms and for the same price (payable in cash) per Equivalent Unit, as such Preferred Shares are redeemed, repurchased or acquired.

C. Redemption, Repurchase or Forfeiture of REIT Shares. If, at any time, any REIT Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, upon forfeiture of any award granted under any Equity Plan, automatically or by means of another arrangement) by the Parent, then, immediately prior to such redemption, repurchase or acquisition of REIT Shares, the Company shall redeem a number of Common Units held by the Parent equal to the quotient of (i) the number of REIT Shares so redeemed, repurchased or acquired, divided by (ii) the Adjustment Factor then in effect, such redemption, repurchase or acquisition to be upon the same terms and for the same price (if any) (payable in cash) per Common Unit (after giving effect to application of the Adjustment Factor) as such REIT Shares are redeemed, repurchased or acquired.

Section 4.8 Other Contribution Provisions. In the event that any Person is admitted as a Member of the Company and receives a Capital Account in consideration of the provision of services rendered to or for the benefit of the Company, such transaction shall be treated by the Company and the affected Member as if the Company had compensated such Member in cash and such Member had contributed the cash to the capital of the Company. In addition, with the consent of the Manager, one or more Members (including the Parent) may enter into contribution agreements with the Company which have the effect of providing a guarantee of certain obligations of the Company.

Section 4.9 Excluded Properties. The Parent shall contribute each Excluded Property (or, if applicable, the net proceeds (after payment of all transfer taxes and other transaction costs) received by the Parent from the sale, transfer or other disposition of an Excluded Property to a Person who is not a direct or indirect wholly owned Subsidiary of the Parent) to the Company upon the earlier of (i) such time as it is commercially practicable to contribute such property to the Company without adverse tax or other economic consequence to the Parent, and (ii) any sale, transfer or other disposition of an Excluded Property to a Person who is not a direct or indirect wholly owned Subsidiary of the Parent. Upon any such contribution of an Excluded Property or the proceeds therefrom, the Parent shall receive in exchange for such contribution, notwithstanding the actual value of such Excluded Property or the amount of such proceeds (as the case may be), the Specified Units applicable to such Excluded Property. The Manager is expressly authorized to cause the Company to issue the Specified Units at such times, and in the numbers, specified in this Section 4.9 without any further act, or Consent of any Member or any other Persons.

Section 4.10 Certificates; Legend. In the sole discretion of the Manager, upon request by any Member, any of the issued and outstanding Units held by such Member may be represented by certificates. In addition to any other legend required with respect to a particular class, group or series of Units or pursuant to any other agreement among the Members and the Company, each such certificate shall bear the following legend:

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE LIMITED LIABILITY COMPANY AGREEMENT OF ALEXANDER & BALDWIN INVESTMENTS, LLC, DATED AS OF NOVEMBER 8, 2017 (AS MAY BE AMENDED OR RESTATED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “LLC AGREEMENT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF OTHER THAN IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS OF THE LLC AGREEMENT. A COPY OF THE LLC AGREEMENT MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE LLC AGREEMENT.

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS AND IS IN COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THE LLC AGREEMENT.

ARTICLE 5

DISTRIBUTIONS

Section 5.1 Requirement and Characterization of Distributions. Subject to the terms of any Unit Designation that provides for a class or series of Preferred Units with a preference with respect to the payment of distributions, the Manager shall cause the Company to distribute quarterly all, or such portion as the Manager may determine, of the Available Cash generated by the Company during such quarter to the Holders of Common Units in accordance with their respective Percentage Interests of Common Units on the applicable Company Record Date. Distributions payable with respect to any Common Units that were not outstanding during the entire quarterly period in respect of which any distribution is made (other than any Units issued to the Parent in connection with the issuance of REIT Shares or Capital Shares by the Parent) shall be prorated based on the portion of the period that such Units were outstanding. Notwithstanding the foregoing, the Manager, in its sole and absolute discretion, may cause the Company to distribute Available Cash to the Holders on a more or less frequent basis than quarterly. The Manager shall make reasonable efforts to cause the Company to distribute sufficient amounts to enable the Parent, for so long as the Parent has determined to qualify as a REIT, to pay stockholder dividends that will (a) satisfy the REIT Requirements, and (b) eliminate any U.S. federal income or excise tax liability of the Parent.

Notwithstanding the foregoing, if any Excluded Property (or the proceeds therefrom) has not been contributed to the Company pursuant to Section 4.9, the distributions provided for above shall be calculated, to the extent possible, based on Adjusted Available Cash as if each Excluded Property had been contributed to the Company in exchange for Common Units pursuant to Section 4.9; provided, however, that if any Excluded Property (or the proceeds therefrom) has not been contributed to the Company pursuant to Section 4.9, any distributions to be made with respect to the Parent’s Units shall, in the aggregate, be reduced to the extent of any REIT Available Cash.

Section 5.2 Distributions in Kind. No Holder may demand to receive distributions of property other than cash as provided in this Agreement. The Manager shall be permitted, but not required, to cause the Company to make distributions in kind of Company assets or Membership Interests to the Holders, and such assets or Membership Interests shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10 hereof.

Section 5.3 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.1 hereof for all purposes under this Agreement.

Section 5.4 Distributions upon Liquidation. Notwithstanding the other provisions of this Article 5, upon the occurrence of a Liquidating Event, the assets of the Company shall be distributed to the Holders in accordance with Section 13.2 hereof.

Section 5.5 Distributions to Reflect Additional Units. In the event that the Company issues additional Units pursuant to the provisions of Article 4 hereof, subject to the rights of any Holder of any Membership Interest set forth in a Unit Designation, the Manager is hereby authorized to make such revisions to this Article 5 and to Article 6 as it determines are necessary or desirable to reflect the issuance of such additional Units, including, without limitation, making preferential distributions to certain classes of Units.

Section 5.6 Calculation of Distributions. In calculating all distributions payable to any holders of Units, the Manager shall round the amount per unit to the nearest whole cent ($0.01) with one-half cent rounded upward.

Section 5.7 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor the Manager, on behalf of the Company, shall make a distribution to any Holder if such distribution would violate the Act or other applicable law.

ARTICLE 6

ALLOCATIONS

Section 6.1 Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Company shall be determined and allocated with respect to each Fiscal Year as of the end of each such year. Except as otherwise provided in this Article 6, and subject to Section 11.6.C hereof, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

Section 6.2 General Allocations.

A. In General. Subject to Section 11.6.C hereof, Net Income and Net Loss shall be allocated to each of the Holders as follows:

(i) Net Income will be allocated to Holders of Preferred Units in accordance with and subject to the terms of the Unit Designation applicable to such Preferred Units;

(ii) remaining Net Income will be allocated to the Holders of Common Units in accordance with their respective Percentage Interests at the end of each Fiscal Year;

(iii) subject to the terms of any Unit Designation, Net Loss will be allocated to the Holders of Common Units in accordance with their respective Percentage Interests at the end of each Fiscal Year; and

(iv) for purposes of this Section 6.2.A, the Percentage Interests of the Holders of Common Units shall be calculated based on a denominator equal to the aggregate Common Units outstanding as of the date of determination.

Section 6.3 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article 6:

A. Special Allocations Regarding Preferred Units. If any Preferred Units are redeemed pursuant to Section 4.7.B hereof (treating a full liquidation of the Manager’s Membership Interest or of such Parent’s Membership Interest for purposes of this Section 6.3.A as including a redemption of any then outstanding Preferred Units pursuant to Section 4.7.B hereof), for the Fiscal Year that includes such redemption (and, if necessary, for subsequent Fiscal Years) (a) gross income and gain (in such relative proportions as the Manager shall determine) shall be allocated to the holder(s) of such Preferred Units to the extent that the redemption amounts paid or payable with respect to the Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account balances (net of liabilities assumed or taken subject to by the Company) per Preferred Unit allocable to the Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Manager shall determine) shall be allocated to the holder(s) of such Preferred Units to the extent that the aggregate Capital Account balances (net of liabilities assumed or taken subject to by the Company) per Preferred Unit allocable to the Preferred Units so redeemed (or treated as redeemed) exceeds the redemption amount paid or payable with respect to the Preferred Units so redeemed (or treated as redeemed).

B. Regulatory Allocations.

(i) Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Holder shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Company Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.B(i) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Member Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.B(i) above, if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Holder who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s respective share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.B(ii) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain,” within the meaning of Regulations Section 1.704-2(i), and shall be interpreted consistently therewith.

(iii) Nonrecourse Deductions and Member Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

(iv) Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(iv) were not in this Agreement. It is intended that this Section 6.3.B(iv) qualify and be construed as a “qualified income offset,” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d), and shall be interpreted consistently therewith.

(v) Gross Income Allocation. If any Holder has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (1) the amount (if any) that such Holder is obligated to restore to the Company upon complete liquidation of such Holder’s Membership Interest (including the Holder’s interest in outstanding Preferred Units and other Units), and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Company income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(v) and Section 6.3.B(iv) were not in this Agreement.

(vi) Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss shall be reallocated (x) first, among the other Holders of Common Units in accordance with their respective Percentage Interests, and (y) thereafter, among the Holders of other Units, as determined by the Manager, subject to the limitations of this Section 6.3.B(vi).

(vii) Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution to a Holder of Common Units in complete liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders of Common Units in accordance with their respective Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(viii) Curative Allocations. The allocations set forth in Sections 6.3.B(i), (ii), (iii), (iv), (v), (vi) and (vii) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.1 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Common Units so that, to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Common Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

C. Special Allocations Upon Liquidation. Notwithstanding any provision in this Article 6 to the contrary, if the Company disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Company pursuant to Article 13 hereof, then any Net Income or Net Loss realized in connection with such transaction and thereafter (and, if necessary, constituent items of income, gain, loss and deduction) shall be specially allocated for such Fiscal Year (and to the extent permitted by Code Section 761(c), for the immediately preceding Fiscal Year) among the Holders as required so as to cause liquidating distributions pursuant to Section 13.2.A(4) hereof to be made in the same amounts and proportions as would have resulted had such distributions instead been made pursuant to Article 5 hereof.

D. Allocation of Excess Nonrecourse Liabilities. For purposes of determining a Holder’s proportional share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), each Holder’s respective interest in Company profits shall be equal to such Holder’s Percentage Interest with respect to Common Units.

Section 6.4 Tax Allocations.

A. In General. Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations, each Company item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Holders in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof.

B. Section 704(c) Allocations. Notwithstanding Section 6.4.A above, Tax Items with respect to Contributed Property with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Company shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the Manager. If the Gross Asset Value of any Company asset is adjusted pursuant to subsection (ii) of the definition of “Gross Asset Value,” subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations and using the method chosen by the Manager.

ARTICLE 7

MANAGEMENT AND OPERATIONS OF BUSINESS

Section 7.1 Management.

A. There is hereby established for the Company a “manager” as such term is defined in, and for all purposes of, the Act (a “Manager”). The initial Manager of the Company shall be the Parent. Except to the extent otherwise expressly provided in this Agreement, or in any Unit Designation, all management powers over the business and affairs of the Company are and shall be exclusively vested in the Manager, and no Member (other than the Manager, to the extent applicable) shall have any right to participate in or exercise control or management power over the business and affairs of the Company. The Manager may not be removed by the Members, either with or without cause, except with the consent of the Manager. In addition to the powers now or hereafter granted to the Manager under the Act or other applicable law or pursuant to any other provision of this Agreement, the Manager, subject to the other provisions hereof, including Section 7.3 and the terms of any Unit Designation, shall have full and exclusive power and authority, without the Consent of any other Member, to conduct or authorize the conduct of the business of the Company, to exercise or direct the exercise of all powers of the Company and the Manager under the Act and this Agreement and to effectuate the purposes of the Company, including, without limitation, to cause the Company to enter into agreements or engage in transactions with affiliates of the Company or the Manager, issue additional Membership Interests, make distributions, sell, pledge, lease, mortgage or otherwise dispose of its assets, form and conduct all or any portion of its business and affairs through Subsidiaries or joint ventures of any form, incur or guarantee Debt for any purpose and obtain and maintain casualty, liability and other insurance on the Properties and liability insurance for the Indemnitees hereunder.

B. Except as provided in Section 7.3 hereof and in any Unit Designation, the Manager is authorized to execute and deliver any affidavit, agreement, certificate, consent, instrument, notice, power of attorney, waiver or other writing or document in the name and on behalf of the Company and to otherwise exercise any power of the Manager under this Agreement and the Act without any further act, approval or vote of the Members or any other Persons and, in the absence of any specific action on the part of the Manager to the contrary, the taking of any action or the execution of any such document or writing by an authorized director, officer or employee of the Manager, in the name and on behalf of the Manager, in its capacity as the Manager of the Company, shall conclusively evidence (1) the approval thereof by the Manager, in its capacity as the “manager” of the Company (as such term is defined in the Act), (2) the Manager’s determination that such action, document or writing is necessary or desirable to conduct the business and affairs of the Company, exercise the powers of the Company under the Act and this Agreement or effectuate the purposes of the Company, or any other determination by the Manager required by this Agreement in connection with the taking of such action or execution of such document or writing, and (3) the authority of such director, officer or employee with respect thereto.

C. The determination as to any of the following matters, made by or at the direction of the Manager consistent with the Act and this Agreement, shall be final and conclusive and shall be binding upon the Company and every Member: the amount of assets at any time available for distribution or the redemption of Common Units or Preferred Units; the amount and timing of any distribution; any determination to redeem Tendered Units; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, this Agreement or otherwise to be determined by the Manager.

D. Whenever the Manager (or any Person acting on behalf of the Manager, including any officer, employee or agent) makes a determination or takes or declines to take any other action (including the granting or withholding of any consent or approval under this Agreement), in its capacity as Manager of the Company, whether under this Agreement or any other agreement, then, unless another express standard is provided for in this Agreement, the Manager (or such other Person acting on behalf of the Manager) shall make such determination or take or decline to take such other action, in its sole and absolute discretion, so long as such discretion is exercised in good faith. A determination or other action or inaction of the Manager (or such other Person acting on behalf of the Manager) will conclusively be deemed to be in “good faith” for all purposes of this Agreement, if the Manager (or such other Person acting on behalf of the Manager) subjectively believes that the determination or other action or inaction is in the best interests of the REIT Group.

E. At all times from and after the date hereof, the Manager may cause the Company to establish and maintain working capital and other reserves in such amounts as the Manager, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

F. Notwithstanding any other provision of this Agreement or the Act, any action of the Manager on behalf of the Company or any decision of the Manager to refrain from acting on behalf of the Company, undertaken in the belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Parent to continue to qualify as a REIT, (ii) for the Parent otherwise to satisfy the REIT Requirements, (iii) for the Parent to avoid incurring any taxes under Code Section 857 or Code Section 4981, or (iv) for any wholly owned Subsidiary of the Parent to continue to qualify as a QRS, is expressly authorized under this Agreement and is deemed Consented to by all of the Members.

Section 7.2 Certificate of Formation. To the extent that such action is determined by the Manager to be reasonable and necessary or appropriate, the Manager shall file amendments to and restatements of the Certificate and do all the things to maintain the Company as a limited liability company under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction in which the Company may elect to do business or own property. The Manager shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Member. The Manager shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Company may elect to do business or own property.

Section 7.3 Restrictions on the Manager’s Authority.

A. The Manager may not take any action in contravention of this Agreement, including, without limitation:

(1) any action that would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(2) admitting a Person as a Member, except as otherwise provided in this Agreement;

(3) performing any act that would subject a Member to liability, except as provided herein or under the Act;

(4) entering into any contract, mortgage, loan or other agreement that expressly prohibits or restricts (a) the Parent or the Company from performing its specific obligations under Section 15.1 hereof, or (b) a Member from exercising its rights under Section 15.1 hereof to effect a Redemption, except, in either case, with the written consent of such Member affected by the prohibition or restriction.

B. The Manager shall not, without the Consent of the Members, undertake on behalf of the Company, or enter into any transaction that would have the effect of, any of the following actions:

(1) except as provided in Section 7.3.C hereof, amend, modify or terminate this Agreement;

(2) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Company;

(3) institute any proceeding for bankruptcy on behalf of the Company;

(4) merge or consolidate the Company with or into any other Person, or convert the Company into any other entity, other than in connection with a Termination Transaction effected in accordance with Section 11.7; or

(5) sell, lease, exchange or otherwise transfer all or substantially all of the assets of the Company not in the ordinary course of business, whether in a single transaction or a series of related transactions, other than in connection with a Termination Transaction effected in accordance with Section 11.7.

C. Notwithstanding Section 7.3.B hereof but subject to Section 7.3.D, and the rights of any Members set forth in a Unit Designation, the Manager shall have the power, without the Consent of the Members or the consent or approval of any Member, to amend this Agreement as may be necessary or appropriate to facilitate or implement any of the following purposes:

(1) to add to the obligations of the Manager or surrender any right or power granted to the Manager or any Affiliate of the Manager for the benefit of the Members;

(2) to reflect the admission, substitution or withdrawal of Members, the Transfer of any Membership Interest or the termination of the Company in accordance with this Agreement, and to amend the Register in connection with such admission, substitution, withdrawal or Transfer;

(3) to reflect a change that is of an inconsequential nature or does not adversely affect the Members in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions of this Agreement, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the other provisions of this Agreement;

(4) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal, state or local agency or contained in federal, state or local law;

(5) to reflect such changes as are reasonably necessary for the Parent to maintain its status as a REIT or to satisfy the REIT Requirements;

(6) to modify either or both of the manner in which items of Net Income or Net Loss are allocated pursuant to Article 6 or the manner in which Capital Accounts are adjusted, computed or maintained (but in each case only to the extent set forth in the definition of “Capital Account” or Section 5.5 or as contemplated by the Code or the Regulations);

(7) to reflect the issuance of additional Membership Interests in accordance with Article 4;

(8) to set forth or amend the designations, preferences, conversion, distribution or other rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemption of any additional Units issued pursuant to Article 4;

(9) if the Company is the Surviving Company in any Termination Transaction, to modify Section 15.1 or any related definitions to provide the holders of interests in such Surviving Company rights that are consistent with Section 11.7C(v); and

(10) to reflect any other modification to this Agreement that is reasonably necessary for the business or operations of the Company or the Parent and that does not violate Section 7.3.D below.

D. Notwithstanding Sections 7.3.B, 7.3.C and Article 14 hereof, this Agreement shall not be amended, and no action may be taken by the Manager, without the consent of each Member, if any, adversely affected thereby, if such amendment or action would (i) modify the limited liability of a Member, (ii) adversely alter the rights of any Member to receive the distributions to which such Member is entitled pursuant to Article 5 or Section 13.2.A(4) hereof, or alter the allocations specified in Article 6 hereof (except, in any case, as permitted pursuant to Sections 4.2, 5.5 and 7.3.C hereof), (iii) alter or modify in a manner that adversely affects any Member the Redemption rights, Cash Amount or REIT Shares Amount as set forth in Section 15.1 hereof, or amend or modify any related definitions (except for amendments to this Agreement or other actions that provide rights consistent with Section 11.7C(v)), or (iv) amend this Section 7.3.D; provided, however, that the consent of any individual Member adversely affected shall not be required for any amendment or action that affects all Members holding the same class or series of Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Members of such class or series. Further, no amendment may alter the restrictions on the Manager’s authority set forth elsewhere in this Section 7.3 without the consent specified therein. Any such amendment or action consented to by any Member shall be effective as to that Member, notwithstanding the absence of such consent by any other Member.

Section 7.4 Reimbursement of the Manager and the Parent.

A. The Manager shall not be compensated for its services as Manager of the Company except as provided in this Agreement.

B. Subject to Section 7.4.C and Section 15.12, the Company shall be liable, and shall reimburse the Manager and the Parent, as applicable, on a monthly basis, or such other basis as the Manager may determine, for all sums expended in connection with the Company’s business, including, without limitation, (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Company, (ii) compensation of officers and employees, including, without limitation, payments under future compensation plans of the Parent or the Company that may provide for stock/membership units, or phantom stock/units, pursuant to which employees of the Parent or the Company will receive payments based upon dividends on, or the value of, REIT Shares, (iii) director fees and expenses, and (iv) all costs and expenses of the Parent being a public company, including costs of filings with the SEC and reports and other distributions to its stockholders; provided, however, that the amount of any reimbursement shall be reduced by any interest earned by the Manager or the Parent with respect to bank accounts or other instruments or accounts held by it on behalf of the Company as permitted pursuant to Section 7.5. Such reimbursements shall be in addition to any reimbursement of the Manager and the Parent as a result of indemnification pursuant to Section 7.7 hereof.

C. To the extent practicable, Company expenses shall be billed directly to and paid by the Company and, subject to Section 15.12 hereof, reimbursements to the Manager, the Parent or any of their respective Affiliates by the Company pursuant to this Section 7.4 shall be treated as “guaranteed payments,” within the meaning of Code Section 707(c) (unless otherwise required by the Code and the Regulations).

Section 7.5 Outside Activities of the Manager and the Parent. Neither the Manager nor the Parent shall, directly or indirectly, enter into or conduct any business, other than in connection with (a) with respect to the Parent, the ownership, acquisition and disposition of Membership Interests, (b) with respect to the Manager, the management of the business of the Company, (c) with respect to the Parent, its operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, (d) with respect to the Parent, its operations as a REIT, and ownership and operation of Excluded Properties, (e) with respect to the Parent, the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Company or its assets or activities, and (g) such activities as are incidental thereto; provided, however, that each of the Manager and the Parent may from time to time hold or acquire assets in its own name or otherwise other than through the Company so long as each of the Manager and the Parent takes commercially reasonable measures to insure that the economic benefits and burdens of such Property are otherwise vested in the Company, whether by electing to treat such asset as an “Excluded Property” hereunder, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Company, the Members shall negotiate in good faith to amend this Agreement, including, without limitation, the definition of “Adjustment Factor,” to reflect such activities and the direct ownership of assets by the Manager or the Parent, as applicable. Nothing contained herein shall be deemed to prohibit the Manager from executing guarantees of Company debt for which it would otherwise be liable in its capacity as Manager. Subject to Section 7.3.B hereof, the Manager, the Parent and all QRSs and other disregarded entities of the Parent, taken as a group, shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Company) other than (i) Excluded Properties, (ii) interests in QRSs, (iii) Membership Interests as the Manager or Parent, and (iv) such cash and cash equivalents, bank accounts or similar instruments or accounts as such group deems reasonably necessary, taking into account Section 7.1.E hereof and the requirements necessary for the Parent to qualify as a REIT and for the Manager and the Parent to carry out their respective responsibilities contemplated under this Agreement and the Charter. The Manager and any Affiliates of the Manager may acquire Membership Interests and shall be entitled to exercise all rights of a Member relating to such Membership Interests.

Section 7.6 Transactions with Affiliates.

A. The Company may lend or contribute funds or other assets to the Parent and its Subsidiaries or other Persons in which the Parent has an equity investment, and Parent, its Subsidiaries and such other Persons may borrow funds from the Company, on terms and conditions no less favorable to the Company, in the aggregate, than would be available from unaffiliated third parties, as determined by the Manager. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person. It is expressly acknowledged and agreed by each Member that the Parent may (i) borrow funds from the Company in order to redeem, at any time or from time to time, options or warrants previously or hereafter issued by the Parent, (ii) put to the Company, for cash, any rights, options, warrants or convertible or exchangeable securities that the Parent may desire or be required to purchase or redeem, or (iii) borrow funds from the Company to acquire assets that become Excluded Properties or will be contributed to the Company for Units. If the Parent acquires a corporation in which the Company does not hold an interest, in whole or in part, with the proceeds (whether comprised of cash or other assets) of a loan from the Company to the Parent, the Company shall issue to such corporation an interest in the Company that (i) entitles the holder thereof to receive distributions in amounts and at the same times as interest payments on such loan (with appropriate reductions in such distributions if any portion of the loan is repaid), (ii) entitles the holder thereof to receive, if and to the extent that any portion of such loan is repaid, a number of Units equal to the quotient obtained by dividing the principal amount of the loan repaid by the Value of REIT Shares at the date of repayment (it being understood and agreed that if the loan is repaid with funds contributed to such corporation by the Parent from the proceeds of a sale of REIT Shares, the Value of REIT Shares at the date of repayment shall be deemed to be the net price per share at which such shares were sold), and (iii) is automatically redeemed for no consideration upon the repayment in full of such loan.

B. Except as provided in Section 7.5 hereof and subject to Section 3.1 hereof, the Company may transfer assets to Subsidiaries, and to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

C. The Manager, the Parent and their respective Affiliates may sell, transfer or convey any property to the Company, directly or indirectly, on terms and conditions no less favorable to the Company, in the aggregate, than would be available from unaffiliated third parties, as determined by the Manager.

D. The Manager or the Parent, without the approval of the Members or any of them or any other Persons, may propose and adopt, on behalf of the Company, employee benefit plans funded by the Company for the benefit of employees of the Manager, the Company, the Parent, Subsidiaries of the Company or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Manager, the Parent, the Company or any of the Company’s Subsidiaries.

Section 7.7 Indemnification.

A. To the fullest extent permitted by applicable law, the Company shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorney’s fees and other legal fees and expenses), judgments, fines, amounts paid in settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to (i) this Agreement, (ii) the Indemnitee’s status as Manager, Parent, or a director, officer or Affiliate of either of the foregoing, (iii) the Indemnitee’s actions or inactions relating to the Company or its business, assets or affairs, or (iv) the Company or the assets, liabilities, businesses or operations of the Company (“Actions”), as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party, witness or otherwise; provided, however, that the Company shall not indemnify an Indemnitee (i) for any Action if it is established by a final, non-appealable judgment of a court of competent jurisdiction that the actions or omissions of the Indemnitee were material to the matter giving rise to the Action and constituted fraud or were the result of active and deliberate dishonesty on the part of the Indemnitee, (ii) for an Action initiated by the Indemnitee (other than an Action to enforce such Indemnitee’s rights to indemnification or advance of expenses under this Section 7.7), or (iii) for a criminal proceeding if the Indemnitee had reasonable cause to believe that the Indemnitee’s act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Company or any Subsidiary of the Company (including, without limitation, any indebtedness which the Company or any Subsidiary of the Company has assumed or taken subject to), and the Manager is hereby authorized and empowered, on behalf of the Company, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.7.A that the Company indemnify each Indemnitee as set forth herein to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Company, and neither the Manager nor any other Holder shall have any obligation to contribute to the capital of the Company or otherwise provide funds to enable the Company to fund its obligations under this Section 7.7.

B. To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding, or otherwise subject to, a witness in, or the focus of or is otherwise involved in any Action shall be paid or reimbursed by the Company as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Company of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Company, as authorized in Section 7.7.A, has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met; provided, that such undertaking need not be secured and shall be without reference to the Indemnitee’s financial ability for repayment.

C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

D. The Company may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the Manager shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company’s activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

E. Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Company, the Manager or the Parent (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7, unless the Indemnitee has not satisfied the standard of conduct set forth in Section 7.7A.

F. In no event may an Indemnitee subject any of the Holders to personal liability by reason of the indemnification provisions set forth in this Agreement.

G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement and the standard of conduct set forth in Section 7.7A has been met.

H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Company’s liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

I. It is the intent of the parties that any amounts paid by the Company to the Manager pursuant to this Section 7.7 shall be treated as “guaranteed payments,” within the meaning of Code Section 707(c).

Section 7.8 Duties and Liability of the Manager.

A. Notwithstanding any other provision of this Agreement to the contrary, each of the Manager and the Members agree that, to the fullest extent permitted by applicable law, including Section 18-1101(c) of the Act, neither the Manager nor the Members shall owe any duties, at law or in equity (including fiduciary duties), to the Company, any Member or any other Person that is or becomes a party to this Agreement or otherwise bound hereby; provided, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. The provisions of this Agreement shall comprise contractual obligations on the Manager, the Members and the Company only, and no such provisions shall be interpreted to create any fiduciary duties of the Manager or any Member.

B. The Members agree that: (i) subject to Section 7.8A, the Manager is acting for the benefit of the Company, the Members and the Parent’s stockholders, collectively; and (ii) in the event of a conflict between the interests of the Company or any Member, on the one hand, and the separate interests of the Parent or its stockholders, on the other hand, the Manager may give priority to the separate interests of the Parent and its stockholders (including, without limitation, with respect to the tax consequences to Members, Assignees or the Parent’s stockholders) and, in the event of such a conflict, any action or failure to act on the part of the Manager that gives priority to the separate interests of the Parent or its stockholders that does not result in a violation of the contract rights of the Members under this Agreement does not violate any obligation of the Manager to the Company or the Members.

C. In exercising its authority under this Agreement, the Manager may, but shall be under no obligation to, take into account the tax consequences to any Member of any action the Manager may take (or not take). Except as otherwise agreed by the Company, the Manager and the Company shall not have liability to a Member under any circumstances as a result of any income tax liability incurred by such Member as a result of an action (or inaction) by the Manager or the Company pursuant to the Manager’s authority under this Agreement.

D. Subject to its obligations as Manager set forth in this Agreement, the Manager may exercise any of the powers granted to it by this Agreement and perform any of the obligations imposed upon it hereunder either directly or by or through its officers, employees, agents or Affiliates. The Manager shall not be responsible to the Company or any Member for any misconduct or negligence on the part of any such officer, employee or agent appointed by it in good faith.

E. In performing its obligations under this Agreement and the Act, the Manager shall be entitled to rely on the provisions of this Agreement and on any information, opinion, report or statement, including any financial statement or other financial data or the records or books of account of the Company or any subsidiary of the Company, prepared or presented by an officer, employee or agent of the Manager or any officer, employee or agent of the Company or any such subsidiary, or by a lawyer, certified public accountant, appraiser, financial advisor or other person engaged by the Company as to any matter within such person’s professional or expert competence, and any act taken or omitted to be taken in reliance upon any such information, opinion, report or statement as to matters that the Manager reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion. Subject to Section 7.6, the Manager may rely, and shall be fully protected in acting or refraining from acting, upon the Company’s books and records and any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

F. Notwithstanding any other provision of this Agreement or the Act, any action of the Manager on behalf of the Company or any decision of the Manager to refrain from acting on behalf of the Company, undertaken in the Manager’s good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Parent to continue to qualify as a REIT, (ii) for the Parent otherwise to satisfy the REIT Requirements, (iii) to avoid the Parent incurring any taxes under Code Section 857 or Code Section 4981 or (iv) for any wholly owned Subsidiary of the Parent to continue to qualify as a QRS, is expressly authorized under this Agreement, is deemed approved by all of the Members and does not violate any obligation of the Manager to the Company or any other Member under this Agreement.

G. Notwithstanding anything herein to the contrary, except for fraud or material breach of this Agreement, neither the Manager nor the Parent shall have any personal liability whatsoever to the Company, the other Members or any other Person bound by this Agreement (including any transferee of a Membership Interest) arising out of or relating to (i) this Agreement, (ii) the Company or its business, assets and affairs, (iii) any action or omission taken by the Manager in its capacity as the Manager or (iv) the debts or liabilities of the Company or the Company’s obligations hereunder. Without limitation of the foregoing, and except for fraud or material breach of this Agreement, no property or assets of the Manager or the Parent shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of the Company, any other Member(s) or any other Person and arising out of, or in connection with, this Agreement.

H. No manager, member, officer, employee or agent of the Manager, and no director, officer, employee or agent of the Parent shall have any duties in law or in equity (including fiduciary duties) to the Company or any Member. No manager, member, officer, employee or agent of the Manager, and no director, officer, employee or agent of the Parent shall be liable to the Company or any Member for money damages by reason of their service as such.

I. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Manager, or its managers, members, directors, officers, employee or agents, to the Company and the Members under this Section 7.8, as in effect immediately prior to such amendment, modification or repeal, with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9 Title to Company Assets. Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively with other Members or Persons, shall have any ownership interest in such Company assets or any portion thereof. Title to any or all of the Company assets may be held in the name of the Company, the Manager or one or more nominees, as the Manager may determine, including Affiliates of the Manager. The Manager hereby declares and warrants that any Company assets for which legal title is held in the name of the Manager or any nominee or Affiliate of the Manager shall be held by the Manager for the use and benefit of the Company in accordance with the provisions of this Agreement. All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the name in which legal title to such Company assets is held.

Section 7.10 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Manager has full power and authority, without the consent or approval of any other Member or Person, to encumber, sell or otherwise use in any manner any and all assets of the Company and to enter into any contracts on behalf of the Company, and to take any and all actions on behalf of the Company, and such Person shall be entitled to deal with the Manager as if it were the Company’s sole party in interest, both legally and beneficially. Each Member hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Manager in connection with any such dealing. In no event shall any Person dealing with the Manager or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the Manager or its representatives. Each and every certificate, document or other instrument executed on behalf of the Company by the Manager or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.

ARTICLE 8

RIGHTS AND OBLIGATIONS OF MEMBERS

Section 8.1 Limitation of Liability. No Member, in its capacity as such, shall have any duties or liability under this Agreement except as expressly provided in this Agreement (including, without limitation, Section 10.4 hereof) or under the Act. To the maximum extent permitted by law, no Member, including the Parent, in its capacity as such, shall have any personal liability whatsoever, to the Company or to the other Members, for any action or omission taken in its capacity as a Member or for the debts or liabilities of the Company or for the Company’s obligations hereunder, except pursuant to any express indemnities given to the Company by such Member pursuant to any other written instrument and except for liabilities of the Parent pursuant to Section 15.1 hereof. Without limitation of the foregoing, and except pursuant to any such express indemnity (and, in the case of the Parent, pursuant to Section 15.1 hereof), no property or assets of a Member, other than its interest in the Company, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Member(s) and arising out of, or in connection with, this Agreement.

Section 8.2 Management of Business. No Member or Assignee (other than the Manager in its separate capacity as the Manager, and any of its Affiliates and any officer, director, manager, member, employee, partner, agent, representative or trustee of the Manager, the Company or any of their Affiliates, in their respective capacity as such) shall take part in the operations, management or control of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company. The transaction of any such business by the Manager, any of its Affiliates or any officer, director, manager, member, employee, partner, agent, representative or trustee of the Manager, the Company or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Members or Assignees under this Agreement and the Act.

Section 8.3 Outside Activities of Members. Subject to any agreements entered into pursuant to Section 7.6 hereof and any other agreements entered into by a Member or any of its Affiliates with the Manager, the Company or a Subsidiary (including, without limitation, any employment agreement), any Member (including Parent and the Manager, as applicable) and any Assignee, officer, director, employee, agent, representative, trustee, Affiliate, manager, member or stockholder of any Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities that are in direct or indirect competition with the Company or its Subsidiaries or that are enhanced by the activities of the Company or its Subsidiaries. Neither the Company nor any Member shall have any rights by virtue of this Agreement in any business ventures of any Member (including Parent and the Manager, as applicable) or Assignee. Subject to such agreements, none of the Members nor any other Person shall have any rights by virtue of this Agreement or the Company relationship established hereby in any business ventures of any other Person (other than the Manager or the Parent, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.6 hereof and any other agreements entered into by a Member or its Affiliates with the Manager, the Company or a Subsidiary, to offer any interest in any such business ventures to the Company, any Member, or any such other Person, even if such opportunity is of a character that, if presented to the Company, any Member or such other Person, could be taken advantage of by such Person.

Section 8.4 Return of Capital. Except pursuant to the rights of Redemption set forth in Section 15.1 hereof or in any Unit Designation, no Member shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon dissolution of the Company as provided herein. Except to the extent provided in Article 5 or Article 6 hereof or otherwise expressly provided in this Agreement or in any Unit Designation, no Member or Assignee shall have priority over any other Member or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 8.5 Rights of Members Relating to the Company. The Company shall notify any Member that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.

Section 8.6 Company Right to Call Membership Interests. Notwithstanding any other provision of this Agreement, on and after the date on which the aggregate Percentage Interests of the Members (other than the Parent) are less than one percent (1%), the Company shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Common Units (other than Common Units held by the Parent) by treating any Member as a Tendering Party who has delivered a Notice of Redemption pursuant to Section 15.1 hereof for the amount of Common Units to be specified by the Manager by notice to such Member that the Company has elected to exercise its rights under this Section 8.6. Such notice given by the Manager to a Member pursuant to this Section 8.6 shall be treated as if it were a Notice of Redemption delivered to the Manager by such Member. For purposes of this Section 8.6, (a) any Member (whether or not otherwise a Qualifying Party) may be treated as a Qualifying Party that is a Tendering Party and (b) the provisions of Sections 15.1.D(1), 15.1.F(1) and 15.1.F(2) hereof shall not apply, but the remainder of Section 15.1 hereof shall apply, mutatis mutandis.

Section 8.7 No Rights as Objecting Member. No Member and no Holder of a Membership Interest shall be entitled to exercise any appraisal rights in connection with a merger, consolidation or conversion of the Company and each Member and each Holder of a Membership Interest hereby waives any right thereto.

Section 8.8 No Right to Certificate Evidencing Units; Article 8 Securities. Units shall not be certificated. No Member shall be entitled to a certificate evidencing the Units held by such Member. Any certificate evidencing Units issued prior to the date hereof shall no longer evidence Units. The Company shall not elect to treat any Unit as a “security” governed by (x) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware or (y) Article 8 of the Uniform Commercial Code as in effect in any other applicable jurisdiction.

ARTICLE 9

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1 Records and Accounting.

A. The Manager shall keep or cause to be kept at the principal business office of the Company those records and documents, if any, required to be maintained by the Act and other books and records deemed by the Manager to be appropriate with respect to the Company’s business, including, without limitation, all books and records necessary to provide to the Members any information, lists and copies of documents required to be provided pursuant to Section 9.2 or Article 14 hereof. Any records maintained by or on behalf of the Company in the regular course of its business may be kept on any information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

B. The books of the Company shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the Manager determines to be necessary or appropriate from time to time. To the extent permitted by sound accounting practices and principles, the Company and the Parent may operate with integrated or consolidated accounting records, operations and principles.

Section 9.2 Reports.

A. As soon as practicable, but in no event later than one hundred five (105) days after the close of each Fiscal Year, the Manager shall cause to be mailed to each Member of record as of the close of the Fiscal Year, financial statements of the Company and its Subsidiaries, or of the Parent if such statements are prepared on a consolidated basis with the Parent and its Subsidiaries, for such Fiscal Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the Manager.

B. As soon as practicable, but in no event later than sixty (60) days after the close of each calendar quarter (except the last calendar quarter of each year), the Manager shall cause to be mailed to each Member of record as of the last day of the calendar quarter, a report containing unaudited consolidated financial statements of the Company and its Subsidiaries, or of the Parent and its Subsidiaries if such statements are prepared on a consolidated basis with the Parent, for such calendar quarter. Notwithstanding anything to the contrary set forth in this Agreement, except as expressly set forth in Section 9.2A and this Section 9.2B (subject, in each case, to Section 9.2D), no Member shall be entitled to any information, books or records from or regarding the Company or its Subsidiaries or their respective businesses, operations and affairs.

C. The Manager may satisfy its obligations under Sections 8.5, 9.2A and 9.2B by posting or making available the information and reports specified in such sections on a website maintained by the Manager or the Parent.

D. If such financial statements are prepared on a consolidated basis with Parent, and are included in Parent’s filing with the Securities and Exchange Commission, then each of Parent’s and the Manager’s obligations hereunder shall also be satisfied by timely making such filing.

ARTICLE 10

TAX MATTERS

Section 10.1 Preparation of Tax Returns. The Manager shall arrange for the preparation and timely filing of all returns with respect to Company income, gains, deductions, losses and other items required of the Company for U.S. federal and state income tax purposes and shall use all reasonable effort to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Members and for Federal and state income tax and any other tax reporting purposes. The Members shall promptly provide the Manager with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the Manager from time to time.

Section 10.2 Tax Elections. Except as otherwise provided herein, the Manager shall determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Code Section 754 and the election to use the “recurring item” method of accounting provided under Code Section 461(h) with respect to property taxes imposed on the Company’s Properties; provided, however, that, if the “recurring item” method of accounting is elected with respect to such property taxes, the Company shall pay the applicable property taxes prior to the date provided in Code Section 461(h) for purposes of determining economic performance. The Manager shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 461(h) and 754).

Section 10.3 Tax Matters Member and Partnership Representative.

A. The Manager is hereby designated (i) with respect to all taxable years to which the TEFRA Rules apply, the “tax matters partner” of the Company, as provided under Section 6231 of the TEFRA Rules and the Regulations thereunder (the “Tax Matters Member”) and (ii) with respect to all taxable years to which the BBA Rules apply, the “partnership representative” of the Company, as provided under Section 6223 of the BBA Rules (the “Partnership Representative”). Each Member expressly consents to such designation and agrees that, upon the request of the Manager, it will execute, acknowledge, deliver, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent. The Manager is specifically directed and authorized to take whatever steps the Manager in its discretion deems necessary or desirable to perfect such designation, including filing any forms or documents with the IRS and taking such other action as the Manager in its discretion determines may from time to time be required or advisable under the Regulations. The Tax Matters Member and the Partnership Representative shall have the power and perform the obligations required of a tax matters partner or partnership representative, as applicable, to the extent and in the manner provided by applicable Code Sections and Regulations, including representing the Company before any taxing authority and court in any audit or proceeding affecting tax matters of the Company. Without limiting the generality of the foregoing, the Tax Matters Member or the Partnership Representative, as applicable, shall have the sole and absolute authority to make any elections on behalf of the Company permitted to be made pursuant to Section 754 or any other Code Section or the Regulations promulgated thereunder.

B. The Company shall not make any election or otherwise take any action to cause the BBA Rules to apply to the Company or any of its applicable subsidiaries at any earlier date than required by law. For taxable years to which the BBA Rules apply, the Members acknowledge and agree that it is the intention of the Manager to minimize any obligations of the Company to pay taxes, interest and penalties in connection with any audit of the Company, including by means of elections under Section 6226 of the BBA Rules and/or the Members filing amended tax returns under Section 6225(c)(2) of the BBA Rules or other similar available elections. Notwithstanding the foregoing, the financial burden of any “imputed underpayment” within the meaning of Section 6225 of the BBA Rules paid (or payable) by the Company as a result of an adjustment with respect to any partnership item, including any interest or penalties with respect to any such adjustment (collectively, an “Imputed Underpayment Amount”) shall be borne by the Members and former Members based on the extent to which such Imputed Underpayment Amount is attributable to such Member or former Member in respect of an interest in the Company held by such Member or former Member during the applicable “reviewed year” (within the meaning of Code Section 6225(d)). The Manager shall reasonably determine the portion of an Imputed Underpayment Amount attributable to each Member and/or former Member. To the extent feasible, this requirement shall be implemented through adjustments to distributions in accordance with Article 5, but Members and former Members shall be obligated to indemnify and hold harmless the Company to the extent this requirement cannot be so implemented. Any portion of an Imputed Underpayment Amount that the Manager attributes to a former Member of the Company shall be an obligation of such former Member and any third-party transferee or assignee of such former Member. Imputed Underpayment Amounts also shall include any imputed underpayment within the meaning of Section 6225 of the BBA Rules paid (or payable) by any entity treated as a partnership for U.S. federal income tax purposes in which the Company holds (or has held) a direct or indirect interest other than through entities treated as corporations for U.S. federal income tax purposes to the extent that the Company bears the economic burden of such amounts, whether by law or contract.

C. Expenses of administrative proceedings, including reasonable fees of any professionals or attorneys, relating to the determination of Company items at the Company level undertaken by the Tax Matters Member or Partnership Representative, as applicable, shall be Company expenses. The Company shall reimburse the Tax Matters Member and the Partnership Representative for all such expenses incurred by the Tax Matters Member or the Partnership Representative, as applicable, in carrying out its duties as Tax Matters Member or Partnership

Representative, as applicable. Nothing herein shall be construed to restrict the Company from engaging an accounting firm to assist the Tax Matters Member or Partnership Representative in discharging its duties hereunder. At the request of any Member, the Manager agrees to inform such Member regarding the preparation and filing of any returns and with respect to any subsequent audit or litigation relating to such returns; provided, however, that the Manager shall have the exclusive power to determine whether to file, and the content of, such returns.

D. The provisions of this Section 10.3 shall survive the termination of any Member’s interest in the Company, the termination of this Agreement and the termination of the Company and shall remain binding on each Member for the period of time necessary to resolve with the IRS (or any other applicable taxing authority) all income tax matters relating to the Company and for Members to satisfy their indemnification obligations, if any, pursuant to Section 10.3B.

E. The Tax Matters Member or the Partnership Representative, as applicable, is authorized, but not required:

(1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Company items required to be taken into account by a Member for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement may expressly state that such agreement shall bind all Members, except that such settlement agreement shall not bind any Member (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the Tax Matters Member or Partnership Representative, as applicable, shall not have the authority to enter into a settlement agreement on behalf of such Member (as the case may be) or (ii) who is a “notice Member” (as defined in Code Section 6231) or a Member of a “notice group” (as defined in Code Section 6223(b)(2));

(2) in the event that a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a “final adjustment”) is mailed to the Tax Matters Member or Partnership Representative, as applicable, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Court of Federal Claims, or the filing of a complaint for refund in the United States District Court for the district in which the Company’s principal place of business is located;

(3) to intervene in any action brought by any other Member for judicial review of a final adjustment;

(4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

(5) to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and

(6) to take any other action on behalf of the Members or any of them in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the Tax Matters Member or Partnership Representative, as applicable, in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the Tax Matters Member or Partnership Representative, as applicable, and the provisions relating to indemnification of the Manager set forth in Section 7.7 hereof shall be fully applicable to the Tax Matters Member or Partnership Representative, as applicable, in its capacity as such.

Section 10.4 Withholding. Each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of U.S. federal, state, local or foreign taxes that the Manager determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Code Section 1441, Code Section 1442, Code Section 1445 or Code Section 1446. Any amount paid on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within fifteen (15) days after notice from the Manager that such payment must be made unless (i) the Company withholds such payment from a distribution that would otherwise be made to the Member or (ii) the Manager determines that such payment may be satisfied out of the Available Cash of the Company that would, but for such payment, be distributed to the Member. Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member’s Membership Interest to secure such Member’s obligation to pay to the Company any amounts required to be paid pursuant to this Section 10.4. In the event that a Member fails to pay any amounts owed to the Company pursuant to this Section 10.4 when due, the Manager may elect to make the payment to the Company on behalf of such defaulting Member, and in such event shall be deemed to have loaned such amount to such defaulting Member and shall succeed to all rights and remedies of the Company as against such defaulting Member (including, without limitation, the right to receive distributions). Any amounts payable by a Member hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Member shall take such actions as the Company or the Manager shall request in order to perfect or enforce the security interest created hereunder.

Section 10.5 Organizational Expenses. The Manager may cause the Company to elect to deduct expenses, if any, incurred by it in organizing the Company ratably over a 180-month period as provided in Code Section 709.

ARTICLE 11

MEMBER TRANSFERS AND WITHDRAWALS

Section 11.1 Transfer.

A. No part of the Membership Interest of a Member shall be subject to the claims of any creditor, to the claims of any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

B. No Membership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any Transfer or purported Transfer of a Membership Interest not made in accordance with this Article 11 shall be null and void ab initio and of no force or effect.

C. No Transfer of any Membership Interest may be made to a lender to the Company or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Company whose loan constitutes a Nonrecourse Liability, without the prior written consent of the Manager; provided, however, that as a condition to such consent, the lender will be required to agree to enter into an arrangement with the Company and the Manager (in form and substance agreeable to the Manager) to redeem or exchange for the REIT Shares Amount any Units in which a security interest is held by such lender simultaneously with the time at which such lender would be deemed to be a Member in the Company for purposes of allocating liabilities to such lender under Code Section 752.

Section 11.2 Transfer of the Management Group’s Membership Interest.

A. Subject to compliance with the other provisions of this Article 11, each of the Parent, the Manager and any other member of the Management Group may Transfer all or any part of its Membership Interest at any time to any other member of the Management Group, including any QRS or other disregarded entity of the Parent, without the Consent of any Member, and the Manager may designate the transferee to become the new Manager under Section 12.1 without the Consent of any Member.

B. The Manager may voluntarily withdraw as Manager without the Consent of any Member at any time, upon the admission of any other member of the Management Group as a successor Manager of the Company pursuant to the Act and this Agreement.

Section 11.3 Non-Managing Members’ Rights to Transfer.

A. General. Prior to the end of the Twelve-Month Period applicable to any Membership Interest and except as provided below and in Section 11.1.C hereof, no Non-Managing Member shall Transfer all or any portion of such Membership Interest to any transferee without the prior written consent of the Manager. After the expiration of the Twelve-Month Period applicable to any Membership Interest, each Non-Managing Member, and each transferee of such Membership Interest or Assignee pursuant to a Permitted Transfer, shall have the right to Transfer all or any portion of such Membership Interest to any Person. Notwithstanding the foregoing, any Non-Managing Member may, at any time, without the consent of the Manager, Transfer all or any portion of its Membership Interest pursuant to a Permitted Transfer (including, in the case of a Non-Managing Member that is a Permitted Lender Transferee, any Transfer of a Membership Interest to a Third-Party Pledge Transferee). Notwithstanding the foregoing or any other provision of this Agreement, any Transfer of a Membership Interest by a Non-Managing Member or an Assignee shall be subject to Section 11.4 and to satisfaction of the following conditions:

(1) Parent Right of First Refusal. The transferring Member (or the Member’s personal representative or estate in the event of the Member’s death) shall give written notice of the proposed Transfer to the Manager and the Parent, which notice shall state (i) the identity and address of the proposed transferee (ii) the amount and type of consideration proposed to be received for the Transferred Units and (iii) all other material terms and conditions of the proposed Transfer. The Parent shall have ten (10) Business Days upon which to give the Transferring Member notice of its election to acquire the Units on the terms set forth in such notice. If it so elects, it shall purchase the Units on such terms within ten (10) Business Days after giving notice of such election; provided, however, that in the event that the proposed terms involve (i) a purchase for consideration other than cash, the Parent may at its election deliver in lieu of all or any portion of such consideration, cash with a value equal to the fair market value of such consideration (as determined by the Manager) and (ii) a purchase for cash (or other consideration as described in clause (i) above), the Parent may at its election deliver in lieu of all or any portion of such cash (or other consideration) a note from the Parent payable to the Transferring Member at a date as soon as reasonably practicable, but in no event later than one hundred eighty (180) days after such purchase, and bearing interest at an annual rate equal to the total dividends declared with respect to one (1) REIT Share for the four (4) preceding fiscal quarters of the Parent, divided by the Value of a REIT Share as of the closing of such purchase; provided, further, that such closing may be deferred to the extent necessary to effect compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and any other applicable requirements of law. If it does not so elect, the Transferring Member may Transfer such Units to a third party, on terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3.

(2) Qualified Transferee. Any Transfer of a Membership Interest shall be made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee; provided, further, that each Transfer meeting the minimum Transfer restriction of Section 11.3A(4) hereof may be to a separate Qualified Transferee.

(3) Opinion of Counsel. The transferor shall deliver or cause to be delivered to the Manager a written opinion of counsel reasonably satisfactory to the Manager to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Company or the Membership Interests Transferred; provided, however, that the Manager may determine to waive this condition upon the request of the transferor. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any Federal or state securities laws or regulations applicable to the Company or the Units, the Manager may prohibit any Transfer otherwise permitted under this Section 11.3 by a Member of Membership Interests.

(4) Minimum Transfer Restriction. Any transferring Member must Transfer not less than the lesser of (i) two thousand five hundred (2,500) Units or (ii) all of the remaining Units owned by such transferring Member; provided, however, that, for purposes of determining compliance with the foregoing restriction, all Units owned by Affiliates of a Member shall be considered to be owned by such Member.

(5) No Further Transfers. The transferee shall not be permitted to effect any further Transfer of the Units acquired by such transferee, other than transfers to the Parent.

(6) Exception for Permitted Transfers. The conditions of Section 11.3A(1) and Section 11.3A(3) through
Section 11.3A(5) hereof shall not apply in the case of a Permitted Transfer.

It is a condition to any Transfer otherwise permitted hereunder (whether or not such Transfer is effected during or after the applicable Twelve-Month Period) that the transferee agrees in writing to assume all of the obligations of the transferor Member under this Agreement with respect to such Transferred Membership Interest, and no such Transfer shall relieve the transferor Member of its obligations under this Agreement without the prior written approval of the Manager. Notwithstanding the foregoing, any transferee of any Transferred Membership Interest shall be subject to any and all ownership limitations contained in the Charter that may limit or restrict such transferee’s ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Member, shall take such Transferred Membership Interest subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Member, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.

B. Incapacity. If a Member is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Member’s estate shall have all the rights of a Member, but not more rights than those enjoyed by other Members, for the purpose of settling or managing the estate, and such power as the Incapacitated Member possessed to Transfer all or any part of its interest in the Company. The Incapacity of a Member, in and of itself, shall not dissolve or terminate the Company.

C. Adverse Tax Consequences. No Transfer by a Member of its Membership Interests (including any Redemption, any other acquisition of Units by the Manager or any acquisition of Units by the Company, or any Permitted Transfer) may be made to or by any Person if in the opinion of legal counsel for the Company, (i) such Transfer would create a material risk of the Company being treated as an association taxable as a corporation or would result in a termination of the Company under Code Section 708, or (ii) there would be a material risk that such Transfer would be treated as effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” within the meaning of Code Section 7704.

Section 11.4 Substituted Members.

A. No Member shall have the right to substitute a transferee other than a Permitted Transferee as a Member in its place. A transferee of the interest of a Member may be admitted as a Substituted Member only upon the prior written consent of the Manager; provided, however, that a Permitted Transferee may be admitted as a Substituted Member pursuant to a Permitted Transfer without the consent of the Manager. The failure or refusal by the Manager to permit a transferee of any such interests to become a Substituted Member shall not give rise to any cause of action against the Company or the Manager. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Member until and unless it furnishes to the Manager (i) a written agreement, in form and substance satisfactory to the Manager, to be bound by all of the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee and (iii) such other documents and instruments as the Manager may require to effect such Assignee’s admission as a Substituted Member.

B. Concurrently with, and as evidence of, the admission of a Substituted Member, the Manager shall amend the Register and the books and records of the Company to reflect the name, address and number of Units of such Substituted Member and to eliminate or adjust, if necessary, the name, address and number of Units of the predecessor of such Substituted Member.

C. A transferee who has been admitted as a Substituted Member in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions, obligations and liabilities of a Member (other than the Manager or the Parent) under this Agreement.

Section 11.5 Assignees. If the Manager’s consent is required for the admission of any transferee under Section 11.3 hereof as a Substituted Member, as described in Section 11.4 hereof, and the Manager withholds such consent, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall have the right to receive distributions from the Company and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Company attributable to the Units assigned to such transferee and the rights to Transfer the Units provided in this Article 11, but shall not be deemed to be a holder of Units for any other purpose under this Agreement (other than as expressly provided in Section 15.1 hereof with respect to a Qualifying Party that becomes a Tendering Party), and shall not be entitled to effect a Consent or vote with respect to such Units on any matter presented to the Members for approval. An Assignee waives any and all rights other than those specifically provided for in this Agreement provided for in the Act or otherwise. In the event that any such transferee desires to make a further assignment of any such Units, such transferee shall be subject to all the provisions of this Article 11 subject to Section 11.3A(5).

Section 11.6 General Provisions.

A. No Member may withdraw from the Company in its capacity as a Member other than: (i) as a result of a Permitted Transfer of all of such Member’s Membership Interest in accordance with this Article 11 with respect to which the transferee becomes a Substituted Member; (ii) pursuant to a redemption (or acquisition by the Manager or the Parent) of all of its Membership Interest pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Unit Designation; or (iii) as a result of the acquisition by the Manager or the Parent of all of such Member’s Membership Interest, whether or not pursuant to Section 15.1.B hereof.

B. Any Member that shall Transfer all of its Units in a Transfer (i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Member, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Units pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Unit Designation, or (iii) to the Parent, whether or not pursuant to Section 15.1.B hereof, shall cease to be a Member.

C. If any Unit is Transferred in compliance with the provisions of this Article 11, or is redeemed by the Company, or acquired by the Parent pursuant to Section 15.1 hereof, on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Unit for such Fiscal Year shall be allocated to the transferor Member or the Tendering Party (as the case may be) and, in the case of a Transfer or assignment other than a Redemption, to the transferee Member, by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the Manager. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Member and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Member, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Unit with respect to which the Company Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Member or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Unit shall be made to the transferee Member.

D. In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Membership Interest by any Member (including any Redemption, any acquisition of Units by the Parent or any other acquisition of Units by the Company) be made: (i) to any person or entity who lacks the legal right, power or capacity to own a Membership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Membership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Membership Interest; (iv) in the event that such Transfer would cause either the Parent to cease to comply with the REIT Requirements or any wholly owned Subsidiary of the Parent to cease to qualify as a QRS; (v) if such Transfer would, in the opinion of counsel to the Company or the Manager, cause a termination of the Company for U.S. federal or state income tax purposes (except as a result of the Redemption (or acquisition by a member of the Management Group) of all Units held by all Members (other than a member of the Management Group)); (vi) if such

Transfer would, in the opinion of legal counsel to the Company, cause the Company to cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by a member of the Management Group) of all Units held by all Members (other than a member of the Management Group)); (vii) if such Transfer would cause the Company to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or a “disqualified person” (as defined in Code Section 4975(c)); (viii) if such Transfer would, in the opinion of legal counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (ix) if such Transfer requires the registration of such Membership Interest pursuant to any applicable Federal or state securities laws; (x) if such Transfer would create a material risk that the Company would become a “publicly traded partnership,” as such term is defined in Code Section 469(k)(2) or Code Section 7704(b); (xi) if such Transfer would cause the Company to have more than one hundred (100) partners for U.S. federal income tax purposes (including as partners those persons indirectly owning an interest in the Company through a partnership, limited liability company, subchapter S corporation or grantor trust); (xii) if such Transfer causes the Company to become a reporting company under the Exchange Act; or (xiii) if such Transfer subjects the Company to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

E. Transfers pursuant to this Article 11, other than a Permitted Transfer to a Permitted Transferee pursuant to the exercise of remedies under a Pledge and any Transfer by a member of the Management Group, may only be made on the first day of a fiscal quarter of the Company, unless the Manager otherwise agrees.

Section 11.7 Restrictions on Termination Transactions. Neither the Parent nor the Manager shall engage in, or cause or permit, a Termination Transaction, unless:

A. the Consent of the Non-Managing Members is obtained;

B. in connection with any such Termination Transaction, each holder of Common Units (other than the Parent and its wholly owned Subsidiaries) will receive, or will have the right to elect to receive, for each Common Unit, an amount of cash, securities or other property equal to the product of the Adjustment Factor and the greatest amount of cash, securities or other property paid to a holder of one (1) REIT Share in consideration of one (1) REIT Share pursuant to the terms of such Termination Transaction; provided, however, that if, in connection with such Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of a majority of the outstanding REIT Shares, each holder of Common Units (other than the Parent and its wholly owned Subsidiaries) will receive, or will have the right to elect to receive, the greatest amount of cash, securities or other property which such holder of Common Units would have received had it exercised its right to Redemption pursuant to Article 15 hereof and received REIT Shares in exchange for its Common Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated (the fair market value, at the time of the Termination Transaction, of the amount specified herein with respect to each Common Unit is referred to as the “Transaction Consideration”); or

C. all of the following conditions are met: (i) substantially all of the assets directly or indirectly owned by the Company prior to the announcement of the Termination Transaction are, immediately after the Termination Transaction, owned directly or indirectly by the Company or another limited liability company or limited partnership which is the survivor of a merger, consolidation or combination of assets with the Company (in each case, the “Surviving Company”); (ii) the Surviving Company is classified as a partnership for U.S. federal income tax purposes; (iii) the Members (other than the Parent and the Manager) that held Common Units immediately prior to the consummation of such Termination Transaction own a percentage interest of the Surviving Company based on the relative fair market value of the net assets of the Company and the other net assets of the Surviving Company immediately prior to the consummation of such transaction; (iv) the rights of such Members (excluding the Parent and the Manager) with respect to the Surviving Company are at least as favorable as those of Members (excluding the Parent and the Manager) holding Common Units immediately prior to the consummation of such transaction (except to the extent that any such rights are consistent with clause (v) below) and as those applicable to any other limited partners or non-managing members of the Surviving Company; and (v) and such rights include: (x) if the Parent or its successor is a REIT with a single class of Publicly Traded common equity securities, the right to redeem their interests in the Surviving Company at any time for either: (1) a number of such REIT’s Publicly Traded common equity securities with a fair market value, as of the date of consummation of such Termination Transaction, equal to the Transaction Consideration, subject to antidilution adjustments comparable to those set forth in the definition of “Adjustment Factor”

herein (the “Successor Shares Amount”); or (2) cash in an amount equal to the fair market value of the Successor Shares Amount at the time of such redemption, determined in a manner consistent with the definition of “Value” herein; or (y) if the Parent or its successor is not a REIT with a single class of Publicly Traded common equity securities, the right to redeem their interests in the Surviving Company at any time for cash in an amount equal to the fair market value of such interest at the time of such redemption, as determined by the most recent quarterly appraisal of the interests, which the Surviving Company shall be required to obtain quarterly from an independent appraisal firm of recognized national standing from and after consummation of such Termination Transaction.

ARTICLE 12

ADMISSION OF MEMBERS

Section 12.1 Admission of Successor Manager. A successor to all or a portion of the Manager’s Membership Interest pursuant to Section 11.2.A hereof who is a member of the Management Group and who the Manager has designated to become a successor Manager shall be admitted to the Company as the Manager, effective immediately upon the Transfer of such Membership Interest to it. Upon any such Transfer and the admission of any such transferee as a successor Manager in accordance with this Section 12.1, the transferor Manager shall be relieved of its obligations under this Agreement and shall cease to be a Manager of the Company without any Consent of the Members or the consent or approval of any Member. Any such successor shall carry on the business of the Company without dissolution. In each case, the admission shall be subject to the successor Manager executing and delivering to the Company an agreement to be bound by of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the event that the Manager transfers its entire Membership Interest to any Person who is not a member of the Management Group, or dissolves or terminates or otherwise withdraws as Manager, or ceases to be the Manager of the Company, a Majority in Interest of the Members may elect to continue the Company by selecting a successor Manager in accordance with the Act and this Agreement.

Section 12.2 Admission of Additional Members.

A. A Person (other than an existing Member) who makes a Capital Contribution to the Company in exchange for Units and in accordance with this Agreement shall be admitted to the Company as an Additional Member only upon furnishing to the Manager (i) a written agreement, in form and substance satisfactory to the Manager, to be bound by all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person, and (iii) such other documents or instruments as may be required by the Manager in order to effect such Person’s admission as an Additional Member. Concurrently with, and as evidence of, the admission of an Additional Member, the Manager shall amend the Register and the books and records of the Company to reflect the name, address, number and type of Units of such Additional Member.

B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Member without the consent of the Manager. The admission of any Person as an Additional Member shall become effective on the date upon which the name of such Person is recorded on the books and records of the Company, following the consent of the Manager to such admission and the satisfaction of all the conditions set forth in Section 12.2.A above.

C. If any Additional Member is admitted to the Company on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Fiscal Year shall be allocated among such Additional Member and all other Holders by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the Manager. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Member occurs shall be allocated among all the Holders including such Additional Member, in accordance with the principles described in Section 11.6.C hereof. All distributions of Available Cash with respect to which the Company Record Date is before the date of such admission shall be made solely to Members and Assignees other than the Additional Member, and all distributions of Available Cash thereafter shall be made to all the Members and Assignees including such Additional Member.

Section 12.3 Amendment of Agreement and Certificate of Formation. For the admission to the Company of any Member, the Manager shall take all steps necessary and appropriate under the Act to amend the Register and the books and records of the Company and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

Section 12.4 Limit on Number of Members. Unless otherwise permitted by the Manager, no Person shall be admitted to the Company as an Additional Member if the effect of such admission would be to cause the Company to have a number of Members (including as Members for this purpose those Persons indirectly owning an interest in the Company through another limited liability company, a partnership a subchapter S corporation or a grantor trust) that would cause the Company to become a reporting company under the Exchange Act.

Section 12.5 Admission. A Person shall be admitted to the Company as a Member of the Company or a Manager of the Company only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Company as a Member or a Manager.

ARTICLE 13

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1 Dissolution. The Company shall not be dissolved by the admission of Substituted Members or Additional Members, or by the withdrawal of the Manager and admission of a successor Manager in accordance with the terms of this Agreement. Upon the withdrawal of the Manager, any successor Manager shall continue the business of the Company without dissolution. However, the Company shall dissolve, and its affairs shall be wound up, upon an election to dissolve the Company made by the Manager, with or without the Consent of the Members (a “Liquidating Event”). The Members hereby waive any right they may have to apply for or to seek a judicial dissolution of the Company pursuant to Section 18-802 of the Act.

Section 13.2 Winding-Up.

A. Upon the occurrence of a Liquidating Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Holders. After the occurrence of a Liquidating Event, no Holder shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs. The Manager (or, in the event that there is no remaining Manager or the Manager has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Members (the Manager or such other Person being referred to herein as the “Liquidator”)) shall be responsible for overseeing the winding up and dissolution of the Company and shall take full account of the Company’s liabilities and property, and the Company property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Manager, include shares of stock in the Parent) shall be applied and distributed in the following order:

(1) first, to the satisfaction of all of the Company’s debts and liabilities to creditors other than the Holders (whether by payment or the making of reasonable provision for payment thereof);

(2) second, to the satisfaction of all of the Company’s debts and liabilities to the Manager and the Parent (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.4 hereof;

(3) third, to the satisfaction of all of the Company’s debts and liabilities to the other Holders (whether by payment or the making of reasonable provision for payment thereof); and

(4) subject to the terms of any Unit Designation, the balance, if any, to the Holders in accordance with and in proportion to their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The Manager shall not receive any additional compensation for any services performed pursuant to this Article 13.

B. Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Company, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Company, the Liquidator determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (including to those Holders as creditors) and/or distribute to the Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

C. In the event that the Company is “liquidated,” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the Holders that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, such positive Capital Account balances. If any Holder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the Manager or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Holders pursuant to this Article 13 may be:

(1) distributed to a trust established for the benefit of the Manager and the Holders for the purpose of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company or of the Manager arising out of or in connection with the Company and/or Company activities. The assets of any such trust shall be distributed to the Holders, from time to time, in the reasonable discretion of the Manager, in the same proportions and amounts as would otherwise have been distributed to the Holders pursuant to this Agreement; or

(2) withheld or escrowed to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld or escrowed amounts shall be distributed to the Holders in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.

Section 13.3 Deemed Contribution and Distribution. Notwithstanding any other provision of this Article 13, in the event that the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Company’s Property shall not be liquidated, the Company’s liabilities shall not be paid or discharged and the Company’s affairs shall not be wound up. Instead, for U.S. federal income tax purposes, the Company shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter, distributed Units to the Members in the new partnership in accordance with their respective Capital Accounts in liquidation of the Company, and the new partnership shall be deemed to continue the business of the Company. Nothing in this Section 13.3 shall be deemed to have constituted any Assignee as a Substituted Member without compliance with the provisions of Section 11.4 hereof.

Section 13.4 Rights of Holders. Except as otherwise provided in this Agreement and subject to the rights of any Holder of any Membership Interest set forth in a Unit Designation, (a) each Holder shall look solely to the assets of the Company for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Company, and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.

Section 13.5 Notice of Dissolution. In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Members pursuant to Section 13.1 hereof, result in a dissolution of the Company, the Manager or Liquidator shall, within thirty (30) days thereafter, provide written notice thereof to each of the Holders and, in the sole and absolute discretion of the Manager or the Liquidator, or as required by the Act, to all other parties with whom the Company regularly conducts business (as determined in the sole and absolute discretion of the Manager or Liquidator), and the Manager or Liquidator may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the sole and absolute discretion of the Manager or Liquidator).

Section 13.6 Cancellation of Certificate of Formation. Upon the dissolution and completion of the winding up of the Company, the Company shall be terminated, a certificate of cancellation shall be filed with the Secretary of State, all foreign qualifications of the Company as a foreign limited liability company or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Company shall be taken.

Section 13.7 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Members during the period of liquidation.

ARTICLE 14

PROCEDURES FOR ACTIONS AND CONSENTS

OF MEMBERS; AMENDMENTS; MEETINGS

Section 14.1 Actions and Consents of Members. The actions requiring Consent of any Member pursuant to this Agreement, including Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article 14.

Section 14.2 Amendments. Except as otherwise required or permitted by this Agreement (including Section 7.3 and Section 4.4E), amendments to this Agreement must be approved by the Consent of the Manager and the Consent of the Members, and may be proposed only by (a) the Manager, or (b) Non-Managing Members holding a Majority in Interest of the Non-Managing Members. Following such proposal, the Manager shall submit to the Members any proposed amendment that, pursuant to the terms of this Agreement, requires the Consent of the Members. The Manager shall seek the Consent of the Members on any such proposed amendment in accordance with Section 14.3 hereof. Upon obtaining any such Consent, or any other Consent required by this Agreement, and without further action or execution by any other Person, including any Member, (i) any amendment to this Agreement may be implemented and reflected in a writing executed solely by the Manager, and (ii) each of the Members shall be deemed a party to, and be bound by, such amendment of this Agreement. Within thirty (30) days after the effectiveness of any amendment to this Agreement that does not receive the Consent of the Members, the Manager shall deliver a copy of such amendment to all Members that did not Consent to such amendment. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, this Agreement may not be amended without the Consent of the Manager.

Section 14.3 Procedures for Meetings and Actions of the Members.

A. Meetings of the Members may be called only by the Manager. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Members entitled to act at the meeting not less than ten (10) days nor more than ninety (90) days prior to the date of such meeting. Members may vote in person or by proxy at such meeting. Unless approval by a different number or proportion of the Members is required by this Agreement, or any Unit Designation, the affirmative vote of a Majority in Interest of the Members shall be sufficient to approve such proposal at a meeting of the Members. Whenever the Consent of any Members is permitted or required under this Agreement, such Consent may be given at a meeting of Members or in accordance with the procedure prescribed in Section 14.3.B below. All holders of Common Units are entitled to one vote per Common Unit on each matter upon which holders of Units are entitled to vote pursuant to this Agreement.

B. Any action requiring the Consent of any Member or a group of Members pursuant to this Agreement, or that is required or permitted to be taken at a meeting of the Members may be taken without a meeting if a Consent in writing or by electronic transmission setting forth the action so taken or consented to is given by Members whose affirmative vote would be sufficient to approve such action or provide such Consent at a meeting of the

Members. Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as the affirmative vote of such Members at a meeting of the Members. Such Consent shall be filed with the Manager. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. For purposes of obtaining a Consent in writing or by electronic transmission, the Manager may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a Consent that is consistent with the Manager’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite Consents are received even if prior to such specified time.

C. Each Member entitled to act at a meeting of Members may authorize any Person or Persons to act for it by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Each proxy must be signed by the Member or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Member executing it, such revocation to be effective upon the Company’s receipt of written notice of such revocation from the Member executing such proxy, unless such proxy states that it is irrevocable and is coupled with an interest.

D. The Manager may set, in advance, a record date for the purpose of determining the Members (i) entitled to Consent to any action, (ii) entitled to receive notice of or vote at any meeting of the Members or (iii) in order to make a determination of Members for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Members, not less than ten (10) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of Members entitled to notice of or to vote at a meeting of the Members shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Members shall be the effective date of such Member action, distribution or other event. When a determination of the Members entitled to vote at any meeting of the Members has been made as provided in this Section 14.3D, such determination shall apply to any adjournment thereof.

E. Each meeting of Members shall be conducted by the Manager or such other Person as the Manager may appoint pursuant to such rules for the conduct of the meeting as the Manager or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Members may be conducted in the same manner as meetings of the Parent’s stockholders and may be held at the same time as, and as part of, the meetings of the Parent’s stockholders.

ARTICLE 15

GENERAL PROVISIONS

Section 15.1 Redemption Rights of Qualifying Parties.

A. After the Twelve-Month Period applicable to such Common Units, a Qualifying Party shall have the right (subject to the terms and conditions set forth herein) to require the Company to redeem all or a portion of the Common Units held by such Tendering Party (Common Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) in exchange (a “Redemption”) for the Cash Amount payable on the Specified Redemption Date. The Company may, in the Manager’s sole and absolute discretion, redeem Tendered Units at the request of the Holder thereof prior to the end of the applicable Twelve-Month Period (subject to the terms and conditions set forth herein) (a “Special Redemption”); provided, however, that the Manager first receives a written legal opinion to the same effect as the legal opinion described in Section 15.1G(4) of this Agreement. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the Manager by the Qualifying Party when exercising the Redemption right (the “Tendering Party”). The Company’s obligation to effect a Redemption, however, shall not arise or be binding against the Company (i) until and unless the Parent declines or fails to exercise its purchase rights pursuant to Section 15.1.B below following receipt of a Notice of Redemption (a “Declination”) and (ii) until the Business Day following the Cut-Off Date. In the event of a Redemption, the Cash Amount shall be delivered as a certified or bank check payable to the Tendering Party or, in the Manager’s sole and absolute discretion, in immediately available funds on or before the Specified Redemption Date.

B. Notwithstanding the provisions of Section 15.1.A hereof, on or before the close of business on the Cut-Off Date, the Parent may, in its sole and absolute discretion, elect to acquire some or all (such percentage being referred to as the “Applicable Percentage”) of the Tendered Units from the Tendering Party in exchange for the REIT Shares Amount calculated based on the portion of Tendered Units it elects to acquire in exchange for REIT Shares. If the Parent so elects, on the Specified Redemption Date the Tendering Party shall sell such number of the Tendered Units to the Parent in exchange for a number of REIT Shares equal to the product of the REIT Shares Amount and the Applicable Percentage. The Tendering Party shall submit (i) such information, certification or affidavit as the Parent may reasonably require in connection with the application of the Ownership Limit to any such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in the Parent’s view, to effect compliance with the Securities Act. In the event of a purchase of the Tendered Units by the Parent pursuant to this Section 15.1.B, the Tendering Party shall no longer have the right to cause the Company to effect a Redemption of such Tendered Units, and, upon notice to the Tendering Party by the Parent, given on or before the close of business on the Cut-Off Date, that the Parent has elected to acquire some or all of the Tendered Units pursuant to this Section 15.1.B, the obligation of the Company to effect a Redemption of the Tendered Units as to which the Parent’s notice relates shall not accrue or arise. A number of REIT Shares equal to the product of the Applicable Percentage and the REIT Shares Amount, if applicable, shall be delivered by the Parent as duly authorized, validly issued, fully paid and non-assessable REIT Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Securities Act and relevant state securities or “blue sky” laws. Neither any Tendering Party whose Tendered Units are acquired by the Parent pursuant to this Section 15.1.B, any Member, any Assignee nor any other interested Person shall have any right to require or cause the Parent to register, qualify or list any REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this Section 15.1.B, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Parent and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such REIT Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. REIT Shares issued upon an acquisition of the Tendered Units by the Parent pursuant to this Section 15.1.B may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Parent in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

C. Notwithstanding the provisions of Sections 15.1.A, 15.1.B and 15.1.H hereof, (i) no Person shall be entitled to effect a Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange on the Specified Redemption Date could cause such Person (or any other Person) to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter, after giving effect to any waivers or modifications of such restrictions by the Board of Directors, and (ii) no Person shall have any rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter, after giving effect to any waivers or modifications of such restrictions by the Board of Directors. To the extent that any attempted Redemption or acquisition of the Tendered Units by the Parent pursuant to Section 15.1.B hereof would be in violation of this Section 15.1.C, it shall be null and void ab initio and of no force or effect, and the Tendering Party shall not acquire any rights or economic interests in the Cash Amount otherwise payable upon such Redemption or the REIT Shares otherwise issuable by the Parent under Section 15.1.B hereof.

D. In the event of a Declination:

(1) The Parent shall give notice of such Declination to the Tendering Party on or before the close of business on the Cut-Off Date. The failure of the Parent to give notice of such Declination by the close of business on the Cut-Off Date shall be deemed to be an election by the Parent to acquire the Tendered Units in exchange for REIT Shares.

(2) The Company may elect to raise funds for the payment of the Cash Amount either (a) by requiring that the Parent contribute to the Company funds from the proceeds of a registered public offering by the Parent of REIT Shares sufficient to purchase the Tendered Units or (b) from any other sources (including, but not limited to, the sale of any Property and the incurrence of additional Debt) available to the Company.

(3) If the Cash Amount is not paid on or before the Specified Redemption Date, interest shall accrue with respect to the Cash Amount from the day after the Specified Redemption Date to and including the date on which the Cash Amount is paid at a rate equal to the Applicable Federal Short-Term Rate as published monthly by the IRS.

E. Notwithstanding the provisions of Section 15.1.B or Section 15.1.H hereof, if the Parent’s acquisition of Tendered Units in exchange for the REIT Shares Amount would be prohibited under the Charter, then (i) the Parent shall not elect to acquire such Tendered Units, and (ii) the Company shall not be obligated to effect a Redemption of such Tendered Units.

F. Notwithstanding anything herein to the contrary (but subject to Section 15.1.C hereof), with respect to any Redemption (or any tender of Common Units for Redemption if the Tendered Units are acquired by the Parent pursuant to Section 15.1.B hereof) pursuant to this Section 15.1:

(1) Without the consent of the Manager, no Tendering Party may effect a Redemption for less than two thousand five hundred (2,500) Common Units or, if such Tendering Party holds less than two thousand five hundred (2,500) Common Units, all of the Common Units held by such Tendering Party.

(2) If (i) a Tendering Party surrenders Tendered Units during the period after the Company Record Date with respect to a distribution payable to Holders of Common Units, and before the record date established by the Parent for a dividend to its stockholders of some or all of its portion of such Company distribution, and (ii) the Parent elects to acquire any of such Tendered Units in exchange for REIT Shares pursuant to Section 15.1.B, then such Tendering Party shall pay to the Parent on the Specified Redemption Date an amount in cash equal to the Company distribution paid or payable in respect of such Tendered Units.

(3) The consummation of such Redemption (or an acquisition of Tendered Units by the Parent pursuant to Section 15.1.B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other requirements of applicable law.

(4) The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provisions of Section 11.5 hereof) all Common Units subject to any Redemption, and be treated as a Member or an Assignee, as applicable, with respect to such Common Units for all purposes of this Agreement, until the Specified Redemption Date and until such Tendered Units are either paid for by the Company pursuant to Section 15.1.A hereof or transferred to the Parent and paid for, by the issuance of REIT Shares, pursuant to Section 15.1.B. Until a Specified Redemption Date and an acquisition of the Tendered Units by the Parent pursuant to Section 15.1.B hereof, the Tendering Party shall have no rights as a stockholder of the Parent with respect to the REIT Shares issuable in connection with such acquisition.

G. In connection with an exercise of Redemption rights pursuant to this Section 15.1, unless waived by the Parent, the Tendering Party shall submit the following to the Parent, in addition to the Notice of Redemption:

(1) a written affidavit, dated the same date as the Notice of Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT Shares by (i) such Tendering Party and (ii) to the best of such Tendering Party’s knowledge, any Related Party, and (b) representing that, after giving effect to an acquisition of the Tendered Units by the Parent pursuant to Section 15.1.B hereof, neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, will own REIT Shares in excess of the Ownership Limit;

(2) a written representation that neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, has any intention to acquire any additional REIT Shares prior to the Specified Redemption Date;

(3) an undertaking to certify, at and as a condition to the closing of (i) the Redemption or (ii) the acquisition of the Tendered Units by the Parent pursuant to Section 15.1.B hereof on the Specified Redemption Date, that either (a) the actual and constructive ownership of REIT Shares by the Tendering Party and, to the best of such Tendering Party’s knowledge, any Related Party, remains unchanged from that disclosed in the affidavit required by Section 15.1.G(1), or (b) after giving effect to the Redemption or an acquisition of the Tendered Units by the Parent pursuant to Section 15.1.B hereof, neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, shall own REIT Shares in violation of the Ownership Limit; and

(4) in connection with any Special Redemption, the Parent shall have the right to require the Tendering Party to deliver an opinion of counsel reasonably satisfactory to the Parent to the effect that the proposed Special Redemption will not cause the Company, the Manager or the Parent to violate any U.S. federal or state securities laws or regulations applicable to the Special Redemption or the issuance and sale of REIT Shares to the Tendering Party pursuant to Section 15.1.B of this Agreement.

H. Stock Offering Funding Option.

(1) (a) Notwithstanding Sections 15.1.A or 15.1.B hereof (but subject to Sections 15.1.C and 15.1.E hereof), if (i) a Member has delivered to the Manager a Notice of Redemption with respect to a number of Excess Units that, together with any other Tendered Units that such Member agrees to treat as Excess Units (collectively, the “Offering Units”), exceeds $25,000,000 gross value, based on a Common Unit price equal to the Value of a REIT Share, and (ii) the Parent is eligible to file a registration statement under Form S-3 (or any successor form similar thereto), then either: (x) the Manager and the Parent may cause the Company to redeem the Offering Units with the proceeds of an offering, whether registered under the Securities Act or exempt from such registration, underwritten, offered and sold directly to investors or through agents or other intermediaries, or otherwise distributed (a “Stock Offering Funding”) of a number of REIT Shares (“Offered Shares”) equal to the REIT Shares Amount with respect to the Offering Units pursuant to the terms of this Section 15.1.H; (y) the Company shall pay the Cash Amount with respect to the Excess Units pursuant to the terms of Section 15.1.A; or (z) the Parent shall acquire the Excess Units in exchange for the REIT Shares Amount pursuant to the terms of Section 15.1.B, but only if the Tendering Party provides the Manager with any representations or undertakings which the Parent has determined, in its sole and absolute discretion, are sufficient to prevent a violation of the Charter. The Manager and the Parent must provide notice of their exercise of the election described in clause (x) above to purchase the Tendered Units through a Stock Offering Funding on or before the Cut-Off Date.

(b) If the Manager and the Parent elect a Stock Offering Funding with respect to a Notice of Redemption, the Manager may give notice (a “Single Funding Notice”) of such election to all Members and require that all Members elect whether or not to effect a Redemption to be funded through such Stock Offering Funding. If a Member elects to effect such a Redemption, it shall give notice thereof and of the number of Common Units to be made subject thereto in writing to the Manager within ten (10) Business Days after receipt of the Single Funding Notice, and such Member shall be treated as a Tendering Party for all purposes of this Section 15.1.H.

(2) If the Manager and the Parent elect a Stock Offering Funding, on the Specified Redemption Date, the Company shall redeem each Offering Unit that is still a Tendered Unit on such date for cash in immediately available funds in an amount equal to the net proceeds per Offered Share received by the Parent from the Stock Offering Funding, determined after deduction of underwriting discounts and commissions but no other expenses of the Parent or any other Member related thereto, including without limitation, legal and accounting fees and expenses, SEC registration fees, state “blue sky” and securities laws fees and expenses, printing expenses, FINRA filing fees, exchange listing fees and other out of pocket expenses (the “Net Proceeds”).

(3) If the Manager and the Parent elect a Stock Offering Funding, the following additional terms and conditions shall apply:

(a) As soon as practicable after the Manager and the Parent elect to effect a Stock Offering Funding, the Parent shall use its reasonable efforts to effect as promptly as possible a registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of the Offered Shares, provided that, if the Parent shall deliver a certificate to the Tendering Party stating that the Parent has determined in the good faith judgment of the Board of Directors of the Parent that such filing, registration or qualification would require disclosure of material non-public information, the disclosure of which would have a material adverse effect on the Parent, then the Parent may delay making any filing or delay the effectiveness of any registration or qualification for the shorter of (a) the period ending on the date upon which such information is disclosed to the public or ceases to be material or (b) an aggregate period of ninety (90) days in connection with any Stock Offering Funding.

(b) The Parent shall advise each Tendering Party, regularly and promptly upon any request, of the status of the Stock Offering Funding process, including the timing of all filings, the selection of and understandings with underwriters, agents, dealers and brokers, the nature and contents of all communications with the SEC and other governmental bodies, the expenses related to the Stock Offering Funding as they are being incurred, the nature of marketing activities, and any other matters reasonably related to the timing, price and expenses relating to the Stock Offering Funding and the compliance by the Parent with its obligations with respect thereto. The Parent will have reasonable procedures whereby the Tendering Party with the largest number of Offering Units (the “Lead Tendering Party”) may represent all the Tendering Parties in connection with the Stock Offering Funding by allowing it to participate in meetings with the underwriters of the Stock Offering Funding. In addition, the Parent and each Tendering Party may, but shall be under no obligation to, enter into understandings in writing (“Pricing Agreements”) whereby the Tendering Party will agree in advance as to the acceptability of a Net Proceeds amount at or below a specified amount. Furthermore, the Parent shall establish pricing notification procedures with each such Tendering Party, such that the Tendering Party will have the maximum opportunity practicable to determine whether to become a Withdrawing Member pursuant to Section 15.1.H(3)(c) below.

(c) The Parent will permit the Lead Tendering Party to participate in the pricing discussions for the Stock Offering Funding and, upon notification of the price per REIT Share in the Stock Offering Funding from the managing underwriter(s), in the case of a registered public offering, or lead placement agent(s), in the event of an unregistered offering, engaged by the Parent in order to sell the Offered Shares, shall immediately use its reasonable efforts to notify each Tendering Party of the price per REIT Share in the Stock Offering Funding and resulting Net Proceeds. Each Tendering Party shall have one (1) hour from the receipt of such written notice (as such time may be extended by the Parent) to elect to withdraw its Redemption (a Tendering Party making such an election being a “Withdrawing Member”), and Common Units with a REIT Shares Amount equal to such excluded Offered Shares shall be considered to be withdrawn from the related Redemption; provided, however, that the Parent shall keep each of the Tendering Parties reasonably informed as to the likely timing of delivery of its notice. If a Tendering Party, within such time period, does not notify the Parent of such Tendering Party’s election to become a Withdrawing Member, then such Tendering Party shall, except as otherwise provided in a Pricing Agreement, be deemed not to have withdrawn from the Redemption, without liability to the Parent. To the extent that the Parent is unable to notify any Tendering Party, such unnotified Tendering Party shall, except as otherwise provided in any Pricing Agreement, be deemed not to have elected to become a Withdrawing Member. Each Tendering Party whose Redemption is being funded through the Stock Offering Funding who does not become a Withdrawing Member shall have the right, subject to the approval of the managing underwriter(s) or placement agent(s) and restrictions of any applicable securities laws, to submit for Redemption additional Common Units in a number no greater than the number of Common Units withdrawn. If more than one (1) Tendering Party so elects to redeem additional Common Units, then such Common Units shall be redeemed on a pro rata basis, based on the number of additional Common Units sought to be so redeemed.

(d) The Parent shall take all reasonable action in order to effectuate the sale of the Offered Shares including, but not limited to, the entering into of an underwriting or placement agreement in customary form with the managing underwriter(s) or placement agent(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) or placement agent(s) advises the Parent in writing that marketing factors require a limitation of the number of shares to be offered, then the Parent shall so advise all Tendering Parties and the number of Common Units to be sold to the Parent pursuant to the Redemption shall be allocated among all Tendering Parties in proportion, as nearly as practicable, to the respective number of Common Units as to which each Tendering Party elected to effect a Redemption. Notwithstanding anything to the contrary in this Agreement, if the Parent is also offering to sell shares for purposes other than to fund the redemption of Offering Units and to pay related expenses, then those other shares may in the Parent’s sole discretion be given priority over any shares to be sold in the Stock Offering Funding, and any shares to be sold in the Stock Offering Funding shall be removed from the offering prior to removing shares the proceeds of which would be used for other purposes of the Parent. No Offered Shares excluded from the underwriting by reason of the managing underwriter’s or placement agent’s marketing limitation shall be included in such offering.

Section 15.2 Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Member or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written or electronic communication (including by facsimile, electronic mail or commercial courier service) to the Member, or Assignee at the address for such Member set forth in the Register, or such other address of which the Member shall notify the Manager in accordance with this Section 15.2.

Section 15.3 Titles and Captions. All article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” or “Sections” are to Articles and Sections of this Agreement.

Section 15.4 Pronouns and Plurals. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 15.5 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.7 Waiver.

A. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

B. The restrictions, conditions and other limitations on the rights and benefits of the Members contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Members, are for the benefit of the Company and, except for an obligation to pay money to the Company, may be waived or relinquished by the Manager, in its sole and absolute discretion, on behalf of the Company in one or more instances from time to time and at any time; provided, however, that any such waiver or relinquishment may not be made if it would have the effect of (i) creating liability for any other Member, (ii) causing the Company to cease to qualify as a limited liability company, (iii) reducing the amount of cash otherwise distributable to the Members (other than any such reduction that affects all of the Members holding the same class or series of Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Members holding such class or series of Units), (iv) resulting in the classification of the Company as an association or publicly traded partnership taxable as a corporation or (v) violating the Securities Act, the Exchange Act or any state “blue sky” or other securities laws; provided, further, that any waiver relating to compliance with the Ownership Limit or other restrictions in the Charter shall be made and shall be effective only as provided in the Charter.

Section 15.8 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 15.9 Applicable Law; Consent to Jurisdiction; Jury Trial.

A. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

B. Each Member hereby (i) submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware (the “Delaware Courts”) with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of any of the Delaware Courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper, (iii) agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered to such Member at such Member’s last known address as set forth in the Company’s books and records, and (iv) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 15.10 Entire Agreement. This Agreement contains all of the understandings and agreements between and among the Members with respect to the subject matter of this Agreement and the rights, interests and obligations of the Members with respect to the Company. Notwithstanding any provision in this Agreement or any Unit Designation to the contrary, including any provisions relating to amending this Agreement, the Members hereby acknowledge and agree that the Manager, without the approval of any Member, may enter into side letters or similar written agreements with Members that are not Affiliates of the Manager or the Parent, executed contemporaneously with the admission of such Member to the Company, which may have the effect of establishing rights under, or altering or supplementing the terms of, this Agreement or any Unit Designation, as negotiated with such Member and which the Manager in its sole discretion deems necessary, desirable or appropriate. The parties hereto agree that any terms, conditions or provisions contained in such side letters or similar written agreements with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement.

Section 15.11 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 15.12 Limitation to Preserve REIT Status. Notwithstanding anything else in this Agreement, with respect to any period in which the Parent has elected to be subject to tax as a REIT for U.S. federal income tax purposes, to the extent that the amount paid, credited, distributed or reimbursed by the Company to any REIT Member or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the REIT Member for purposes of Code Section 856(c)(2) or Code Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the Manager in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Fiscal Year so that the REIT Payments, as so reduced, for or with respect to such REIT Member shall not exceed the lesser of:

(i) an amount equal to the excess, if any, of (a) four and nine-tenths percent (4.9%) of the REIT Member’s total gross income (but excluding the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (I) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the REIT Member from sources other than those described in subsections (A) through (I) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or

(ii) an amount equal to the excess, if any, of (a) twenty-four percent (24%) of the REIT Member’s total gross income (but excluding the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the REIT Member from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments);

provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the Manager, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts should not adversely affect the REIT Member’s ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Fiscal Year as a consequence of the limitations set forth in this Section 15.12, such REIT Payments shall carry over and shall be treated as arising in the following Fiscal Year if such carry over does not adversely affect the REIT Member’s ability to qualify as a REIT, provided, however, that any such REIT Payment shall not be carried over more than five (5) Fiscal Years, and any such remaining payments shall no longer be due and payable. The purpose of the limitations contained in this Section 15.12 is to prevent any REIT Member from failing to qualify as a REIT under the Code by reason of such REIT Member’s share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Company, and this Section 15.12 shall be interpreted and applied to effectuate such purpose.

Section 15.13 REIT Restrictions. Each Affiliated REIT is a REIT and is subject to the REIT Requirements. So long as an Affiliated REIT owns, directly or indirectly, any interest in the Company, then notwithstanding any other provision of this Agreement, except with the specific written approval of each Affiliated REIT:

(i) any services that would otherwise cause any rents from a lease to be excluded from treatment as rents from real property pursuant to Code Section 856(d)(2)(C) shall be provided by either (1) an independent contractor (as described in Code Section 856(d)(3)) with respect to such Affiliated REIT and from whom neither the Company nor such Affiliated REIT derives or receives any income or (2) a taxable REIT subsidiary of such Affiliated REIT as described in Code Section 856(l);

(ii) except for a taxable REIT subsidiary of an Affiliated REIT, the Company shall not own, directly or indirectly or by attribution (in accordance with attribution rules referred to in Code Section 856(d)(5)), in the aggregate more than ten percent (10%) of the total value of all classes of stock or more than 10% of the total voting power (or, with respect to any such Person which is not a corporation, an interest of ten percent (10%) or more in the assets or net profits of such Person) of a lessee or sublessee of all or any part of the Property or of any other assets of the Company;

(iii) except for securities of a taxable REIT subsidiary of an Affiliated REIT, the Company shall not own or acquire, directly or indirectly or by attribution, more than ten percent (10%) of the total value or the total voting power of the outstanding securities of any issuer or own any other asset (including a security) which would cause the Affiliated REIT to fail the asset test of Code Section 856(c)(4)(B); and

(iv) leases entered into by the Company or any of its Subsidiary partnerships, limited liability companies and limited partnerships shall provide for rents that qualify as “rents from real property” within the meaning of Code Section 856(d) with respect to each Affiliated REIT.

Section 15.14 No Partition. No Member nor any Assignee, transferee or successor-in-interest to a Member shall have the right to have any property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Company partitioned, and each Member, Assignee and transferee, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Members that the rights of the parties hereto and their successors-in-interest to Company property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Members and their respective successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

Section 15.15 No Third-Party Rights Created Hereby. The provisions of this Agreement are solely for the purpose of defining the interests of the Holders, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement; provided, however, that the Indemnitees shall be third party beneficiaries of Section 7.7, entitled to enforce the provisions thereof against the Company. No creditor or other third party having dealings with the Company (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Member to make Capital Contributions or loans to the Company or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Members herein set forth to make Capital Contributions or loans to the Company shall be deemed an asset of the Company for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, Transferred or assigned by the Company or pledged or encumbered by the Company to secure any debt or other obligation of the Company or any of the Members.

Section 15.16 No Rights as Stockholders. Nothing contained in this Agreement shall be construed as conferring upon the Holders of Units any rights whatsoever as stockholders of the Parent, including without limitation any right to receive dividends or other distributions made to stockholders of the Parent or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Parent or any other matter.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

MANAGER:

Alexander & Baldwin, Inc.

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Senior Vice President and Chief Legal Officer

By:	/s/ Alyson J. Nakamura
	Name:	Alyson J. Nakamura
	Title:	Corporate Secretary

PARENT:

Alexander & Baldwin, Inc.

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Senior Vice President and Chief Legal Officer

By:	/s/ Alyson J. Nakamura
	Name:	Alyson J. Nakamura
	Title:	Corporate Secretary

EXHIBIT A: EXAMPLES REGARDING ADJUSTMENT FACTOR

For purposes of the following examples, it is assumed that (a) the Adjustment Factor in effect on December 31, 2017 is 1.0 and (b) on January 1, 2018 (the “Company Record Date” for purposes of these examples), prior to the events described in the examples, there are 100 REIT Shares issued and outstanding.

Example 1

On the Company Record Date, the Parent declares a dividend on its outstanding REIT Shares in REIT Shares. The amount of the dividend is one (1) REIT Share paid in respect of each REIT Share owned. Pursuant to Paragraph (i) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the stock dividend is declared, as follows:

1.0 * 200/100 = 2.0

Accordingly, the Adjustment Factor after the stock dividend is declared is 2.0.

Example 2

On the Company Record Date, the Parent distributes options to purchase REIT Shares to all holders of its REIT Shares. The amount of the distribution is one option to acquire one (1) REIT Share in respect of each REIT Share owned. The strike price is $4.00 a share. The Value of a REIT Share on the Company Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the options are distributed, as follows:

1.0 * (100 + 100)/(100 + [100 * $4.00/$5.00]) = 1.1111

Accordingly, the Adjustment Factor after the options are distributed is 1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of “Adjustment Factor” shall apply.

Example 3

On the Company Record Date, the Parent distributes assets to all holders of its REIT Shares. The amount of the distribution is one asset with a fair market value (as determined by the Manager) of $1.00 in respect of each REIT Share owned. It is also assumed that the assets do not relate to assets received by the Manager pursuant to a pro rata distribution by the Company. The Value of a REIT Share on the Company Record Date is $5.00 a share. Pursuant to Paragraph (iii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the assets are distributed, as follows:

1.0 * $5.00/($5.00 - $1.00) = 1.25

Accordingly, the Adjustment Factor after the assets are distributed is 1.25.

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EXHIBIT B: NOTICE OF REDEMPTION

[Alexander & Baldwin, Inc.]

[Street Address]

[City, State, Zip Code]

The undersigned Member or Assignee hereby irrevocably tenders for Redemption Common Units in Alexander & Baldwin Investments, LLC in accordance with the terms of the Limited Liability Company Agreement of Alexander & Baldwin Investments, LLC, dated as of November 8, 2017, (as may be amended or supplemented from time to time, the “Agreement”), and the Redemption rights referred to therein. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned Member or Assignee:

(a) undertakes (i) to surrender such Common Units at the closing of the Redemption and (ii) to furnish to the Parent, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 15.1.G of the Agreement;

(b) requests that the Cash Amount, or the REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the undersigned as specified below;

(c) represents, warrants, certifies and agrees that: (i) the undersigned Member or Assignee is a Qualifying Party; (ii) the undersigned Member or Assignee has, and at the closing of the Redemption will have, good, valid and unencumbered title to such Common Units, free and clear of all liens and rights or interests of any other person or entity; (iii) the undersigned Member or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Common Units as provided herein; (iv) the undersigned Member or Assignee, and the tender and surrender of such Common Units for Redemption as provided herein, complies with all conditions and requirements for redemption of Common Units set forth in the Agreement; and (v) the undersigned Member or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

(d) acknowledges that the undersigned will continue to own such Common Units unless and until (1) such Common Units are acquired by the Parent pursuant to Section 15.1.B of the Agreement or (2) such Redemption transaction closes.

Dated: _____________________

Name of Member or Assignee:

Signature of Member or Assignee

Street Address

City, State and Zip Code

Social security or identifying number

Signature Medallion Guaranteed by:

Issue Check Payable to (or shares in the name of):

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